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ANNUAL REPORT
DECEMBER 31, 2001

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Our cover icon represents the  underpinnings of Gabelli.  The Teton mountains in
Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

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INVESTMENT OBJECTIVE:

The Gabelli Equity Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

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TO OUR SHAREHOLDERS,

      A strong fourth quarter rally helped the leading market indices regain the ground lost in September following the shocking terrorist attacks on America. Despite the market's strong showing in the fourth quarter, the Standard & Poor's ("S&P") 500 Index closed the year with an 11.89% loss. The Dow Jones Industrial Average posted a more modest 5.42% decline while the Nasdaq plunged 21.05%. Of the most widely followed market barometers, only the small-cap Russell 2000 Index finished the year with a positive return. The Gabelli Equity Trust's NAV return fell 3.68% in this challenging market.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2001, The Gabelli Equity Trust's (the "Trust") net asset value ("NAV") total return rose 11.84% after adjusting for the reinvestment of the $0.27 per share distribution paid on December 24, 2001. The Standard & Poor's ("S&P") 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average rose 10.68%, 30.13%, and 13.81%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Trust fell 3.68% during 2001 after adjusting for the reinvestment of the $1.08 per share in distributions and an adjustment of $0.56 per share attributable to the rights offering. The S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average declined 11.89%, 21.05%, and 5.42%, respectively, over the same twelve-month period.

      For the three-year period ended December 31, 2001, the Trust's total return averaged 6.04% annually, including reinvestments of $3.57 per share in distributions, an adjustment of $0.56 per share attributable to the rights offering, and an adjustment of $0.75 per share attributable to the spin-off of the Gabelli Utility Trust. The S&P 500 Index and Nasdaq Composite Index had average annual declines of 1.03% and 3.83%, respectively, while the Dow Jones Industrial Average had an average annual total return of 4.69%, over the same three-year period. For the five-year period ended December 31, 2001, the Trust's total return averaged 11.25% annually, including reinvestments of $5.77 per share in distributions, an adjustment of $0.56 per share attributable to the rights offering, and an adjustment of $0.75 per share attributable to the spin-off of the Gabelli Utility Trust, versus average annual total returns of 10.70%, 8.60%, and 11.11% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

      For the ten-year period ended December 31, 2001, the Trust's total return averaged 12.14% annually, including reinvestments of $11.02 per share in distributions, adjustments of $1.79 per share attributable to rights offerings, and adjustments of $1.50 per share attributable to the spin-off of the Gabelli Utility Trust and the Gabelli Global Multimedia Trust, versus average annual total returns of 12.93%, 12.77%, and 14.71% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on August 21, 1986 through December 31, 2001, the Trust had a cumulative total return of 509.60%, including adjustments of $20.24 per share for distributions, rights offerings, spin-offs and taxes paid on undistributed long term capital gains, which equates to an average annual total return of 12.48%.

      The Trust's common shares ended the fourth quarter at $10.79 per share on the New York Stock Exchange, a premium to the net asset value of 20.29% and a total return of 11.72% for the fourth quarter. The Trust's common shares rose 10.32% over the trailing twelve-month period after adjusting for all distributions and the rights offering.


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

INVESTMENT RESULTS (a)


                                                          Quarter
                                         ----------------------------------------
                                          1st         2nd         3rd         4th      Year
                                          -------------------------------------------------
  2001:   Net Asset Value                $9.64       $9.90       $8.23       $8.97      $8.97
          Total Return                   (4.3)%       5.2%      (14.5)%      11.8%      (3.7)%
------------------------------------------------------------------------------------------------
  2000:   Net Asset Value               $12.68      $12.07      $11.71      $10.89     $10.89
          Total Return                    1.7%       (2.7)%      (0.7)%      (2.7)%     (4.4)%
------------------------------------------------------------------------------------------------
  1999:   Net Asset Value               $11.64      $12.58      $11.11      $12.75     $12.75
          Total Return                    3.7%       10.5%       (4.3)%      18.0%      29.5%
------------------------------------------------------------------------------------------------
  1998:   Net Asset Value               $12.60      $12.35      $10.29      $11.47     $11.47
          Total Return                   11.2%        0.2%      (14.6)%      15.1%       9.5%
------------------------------------------------------------------------------------------------
  1997:   Net Asset Value                $9.68      $10.73      $11.49      $11.56     $11.56
          Total Return                    1.7%       13.6%        9.5%        3.1%      30.5%
------------------------------------------------------------------------------------------------
  1996:   Net Asset Value               $10.14      $10.10       $9.72       $9.77      $9.77
          Total Return                    4.6%        2.2%       (1.2)%       3.2%       9.0%
------------------------------------------------------------------------------------------------
  1995:   Net Asset Value                $9.71       $9.92      $10.65       $9.95      $9.95
          Total Return                    5.3%        4.7%        7.4%        1.9%      20.6%
------------------------------------------------------------------------------------------------
  1994:   Net Asset Value               $10.66      $10.42      $10.80       $9.46      $9.46
          Total Return                   (2.9)%       0.1%        6.1%       (2.5)%      0.5%
------------------------------------------------------------------------------------------------
  1993:   Net Asset Value               $11.02      $11.33      $11.39      $11.23     $11.23
          Total Return                    6.5%        5.1%        7.5%        1.7%      22.4%
------------------------------------------------------------------------------------------------
  1992:   Net Asset Value               $10.84      $10.47      $10.42      $10.58     $10.58
          Total Return                    4.5%       (1.1)%       5.5%        4.6%      14.2%
------------------------------------------------------------------------------------------------
  1991:   Net Asset Value               $11.29      $10.91      $10.90      $10.61     $10.61
          Total Return                   10.0%       (1.2)%       2.2%        4.7%      16.2%
------------------------------------------------------------------------------------------------
  1990:   Net Asset Value               $11.96      $11.96      $10.07      $10.49     $10.49
          Total Return                   (8.5)%       2.1%      (13.8)%       8.4%     (12.7)%
------------------------------------------------------------------------------------------------
  1989:   Net Asset Value               $12.80      $13.94      $14.37      $13.34     $13.34
          Total Return                   16.6%       10.9%        4.9%       (1.8)%     33.2%
------------------------------------------------------------------------------------------------
  1988:   Net Asset Value               $10.56      $11.27      $11.15      $11.22     $11.22
          Total Return                    7.5%        6.7%        1.5%        4.4%      21.5%
------------------------------------------------------------------------------------------------
  1987:   Net Asset Value               $10.80      $11.62      $11.58       $9.82      $9.82
          Total Return                   16.5%        7.6%        4.7%      (10.7)%     17.1%
------------------------------------------------------------------------------------------------
  1986:   Net Asset Value                 --           --        $9.37       $9.40      $9.40
          Total Return                    --           --         0.3% (c)    0.3%       0.6% (c)
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Average Annual Returns - December 31, 2001
                   ------------------------------------------

                     Average Annual          Average Annual
                     NAV Return (a)       Investment Return (b)
                     --------------       ---------------------
  1 Year                  (3.68)%               10.32%
  5 Year                  11.25%                16.40%
  10 Year                 12.14%                14.77%
  Life of Fund (c)        12.48%                13.33%
--------------------------------------------------------------------------------

(a) Life of Fund return based on initial net asset value of $9.34. Total returns and average annual returns reflect changes in net asset value, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long term capital gains, and are net of expenses. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) Life of Fund return based on initial offering price of $10.00. Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange, reinvestment of distributions, adjustments for rights offerings, spin-offs and taxes paid on undistributed long-term capital gains.

(c) From commencement of investment operations on August 21, 1986.

COMMENTARY

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. As is our custom, we are including selected comments of Mario Gabelli from BARRON'S 2002 Roundtable.

--------------------------------------------------------------------------------
                                    BARRON'S
                                   ROUNDTABLE

                                 MARIO GABELLI

                               CHAIRMAN AND CHIEF
                               INVESTMENT OFFICER
                          GABELLI ASSET MANAGEMENT INC.

                       (THE FOLLOWING HAS BEEN EXCERPTED:)

                                PAST AND PRESENTS

Somewhere between these quasi-extremes lies the stuff of which markets are made -- the soaring hopes and quotidian ticks that separate legendary from forgotten investors. That's the stuff we explored for hours upon hours two weeks ago, with 11 of the planet's legendary investment pros and pundits, members all of this year's Barron's Roundtable.
Mario Gabelli of Gabelli Asset Management, rounds out this week's list of luminaries, although his generous musings and snappy asides enliven every Roundtable issue. This year Mario left his loony props home (anyway, tulips are sooooo 20th century). But his unparalleled knowledge of media moguls and their temperamental shares is on full and amusing display.

Throughout, you'll hear from the rest of the Roundtable crew, all listed nearby. It's rich stuff so read on.
                                                             -- LAUREN R. RUBLIN

BARRON'S:  Mario, you're up.

GABELLI: Let me point out some qualitative elements. You'll have very good unit volume in 2002. GDP will be up 3%-4%. Productivity gives you a big bounce, given the absence of inventory reduction. For example, GM's actions caused one million cars to be cleaned out of industry inventories. So even with much lower retail sales, production can go up. Secondly, consumers get all the benefits I talked about. They're going to feel good when they get that weekly pay check, where the 2001 tax cuts will finally show up. Just like I feel good when I go out to buy gas. I filled up yesterday for $1.09.

SCHAFER: The whole car?

GABELLI: Then there's what I call the kitchen sink. Corporations not only write off things -- everything including the kitchen sink -- but deliberately do things like reduce production schedules. That is going to reverse itself in 2002. FASB 142 [a new accounting rule that allows companies to quickly write off goodwill] is going to add about 15% to reported earnings. A whole bunch of things will accelerate reported earnings in 2002.

It's nice to know whether S&P operating earnings will be $53 or $58 or $43 or $55 this year. But what about the growth rate beyond 2002, when you normalize the recovery? I look at GDP on a global basis, and my map says 6%-8% profit growth.

GABELLI: To recap, corporate profits will be up very sharply in 2002. Companies everywhere keep cutting costs. Interest rates will go up toward the end of the year, so overall the market will make very little progress. You will also see a lot of deals, particularly in smaller companies, as large companies try to accelerate top-line growth. Without the amortization of goodwill, the propensity to do deals will increase. That's our roadmap -- a lot of little dots that will help specific industries and companies.

Q: WHAT ABOUT IDEAS!

Before I go into stock specifics, though, here's a look at my Hall of Shame. I want to keep Carter Wallace in it, for the hideous way they've treated shareholders. I'd like to add WILLAMETTE INDUSTRIES [Timber rival WEYERHAEUSER has made a hostile bid for the company.]

WITMER: You don't think they're just playing hard to get for a higher price?

GABELLI: Yes, of course they are. But it would have been a lot easier if they didn't have these poison pills. Generically they should be eliminated.

WITMER: They want a couple more dollars.

GABELLI: Absolutely, and they will get it. Meanwhile the stock is back to 46 or 45.

WITMER: So it is a buy, right?

GABELLI: Yes, but I am not recommending it here. That's a different subject. We've seen a round of consolidation in the gas and electric areas over the past several years. Last year there were problems in the California energy market. The independent power producers had problems toward the end of the year. With ENRON and all, things got very confused. In 2002 we think you'll see a reactivation of transactions. I am recommending two companies in this area. One is CH ENERGY GROUP, which operates in New York State. It is the hole in the donut. CH Energy has approximately 16.3 million shares. If you look at a map of New York you will see CON EDISON moving north, through Orange and Rockland counties. CH, or Central Hudson is right next door. Last year the merger of ROCHESTER GAS and ENERGY EAST was approved. NIAGARA MOHAWK is going to be bought by NATIONAL GRID. This is the last independent in a state with consolidation. The company has approximately $300 million in debt and about $300 million in cash, which it got from selling off some of its businesses. It's got a GAAP [generally accepted accounting principles] book value of around $500 million, and statutory book for rate-base purposes of around $250 million. They will earn about $1.75 a share on their rate base and add another dollar to earnings from their oil-delivery business. We think this company is sold at 50% over its current price. Meanwhile you're getting a 5% dividend yield.

WITMER: What is the current price?

GABELLI: It's $44 a share. The operating area is between New York City and Albany. My second company is SOUTHWEST GAS, which I recommended in the past. It operates in Phoenix and Las Vegas. The stock is around 21, and there are about 33 million shares. We think Southwest will get taken out at a price in the mid-30s. Meanwhile on an 82-cent dividend you've got a decent return of about 4%. That provides some kind of ballast.

There were also a lot of transactions last year in cable networks. DISNEY bought FAMILY CHANNEL, and VIACOM bought BLACK ENTERTAINMENT. I want to talk about RAINBOW MEDIA. There is a pot of gold at the end of this Rainbow. The stock trades on the New York Stock Exchange for around 25. There are 131 million shares. This was spun off as a tracking stock from CABLEVISION, and includes the American Movie Classics channel, Bravo and Women's Entertainment, which was formerly the Romance Channel. AT&T had owned 24.5 million shares, and dumped the stock about two months ago as part of its liquidity needs. That stock was sold around 22-23, and has been floating up. The Dolan family owns 21 million of the B shares, which have 10 votes. GE, which is NBC, owns 44 million shares and the rest of us cable shareholders own the balance. Rainbow Media is worth somewhere around 39 today, based on the metrics of comparable companies. We think that grows over the next 3-4 years. Cash flow goes from about $250 million to a billion dollars. There is very little debt. They may have to buy out MGM. The question is, how is Cablevision going to monetize this asset? Meanwhile it is going to grow nicely over the next several years. So Rainbow has a pot of gold at the end of it, and we are buying.

Q: WELL, WHO DO YOU THINK IS GOING TO BUY IT?

GABELLI: Everybody wants it.

MACALLASTER: Maybe [Chairman Charles] Dolan wants it.

GABELLI: I think he will spin off. According to my script he will spin it off with Madison Square Garden and James Dolan [Charles Dolan's son] will run that. That includes the Knicks, the Rangers, the Rockettes, and so on. My second company in the same area is E.W. SCRIPPS. I'm going to talk about three companies in Cincinnati. So those portfolio managers who like to take day trips, Cincinnati is in Ohio.

NEFF: Are you being thematic?

GABELLI: No, just coincidental. Not to keep you in suspense, the others are BROADWING, which has been depressed to 10 from 40, and CHEMED.

MACALLASTER: How about CINCINNATI FINANCIAL?

GABELLI: You had your chance! Scripps' symbol is SSP, and it trades on the New York Stock Exchange. There are 81 million shares. The company is in three terrific areas -- newspapers, television and cable networks. The part that I like is cable networks. The cable networks, for you unwashed, are Home & Garden and the Food Network, and the company is starting up two new ones. We think Scripps is worth over $100 a share.

Q: WHERE IS THE STOCK SELLING NOW?

GABELLI: Around 65-66. The catalyst is a change in the rules by which television and newspapers are regulated. Right now, in theory, as a newspaper you can't have a TV in the same market. We think that rule will change. There will be consolidation in a market and consolidation among TV and newspaper operators.

Q: THIS COMPANY HAS ALREADY MADE ACQUISITIONS.

GABELLI: They have a temporary waiver. Tribune had an exemption when it bought Times Mirror in southern California. You cannot have newspaper/television cross-ownership in the same market under today's rules, though some companies have been grandfathered in. Scripps becomes a yummy because it has wonderful newspapers in markets in which companies want to own properties. Cash flow is terrific. Cash flow is extraordinarily positive today, and becomes even more positive. Cash builds up significantly over the next five years.


Q: APPARENTLY YOU'RE LOOKING FOR A QUICK UPTICK IN ADVERTISING.


GABELLI: I'm in the camp that says you have a consumer-led economic recovery. There is a historic correlation between companies like P&G, earnings, consumer expenditures and advertising. The advertising pricing structure has been damaged in this cycle, but it will recover. And it will do quite well over the next two or three years. Comps [ad-revenue comparisons] will be very easy year to year.


Something exceptional happened: Internet advertising swallowed an awful lot of ad space, but now it's nonexistent.

GABELLI: The last dot.commer disappeared with Super Bowl 2000 and Pets.com. That engine is gone. But you don't need the engine. In 1971 tobacco advertising was taken off the air. Broadcasters lost 6% of ad revenues. Internet advertising also created a blip. The problem, however, is that there were other blips that came at the same time, and the sag was substantial. The advertising media pie, which is around $450 billion, will grow again on a secular basis by 5%, 6%, 7%. That recovery will become very visible starting in the next couple of quarters.

BLACK: I used to own Scripps. We sold it at around 63.

GABELLI: You sold it to me. Sell me more.

BLACK: Mario it's about 13 times enterprise value, which is the most expensive of all the combination newspapers/broadcasters.

GABELLI: My third media recommendation is Liberty Media. The stock is 14, there are 2.6 billion shares outstanding, and a $35 billion market cap. This is a preferred way to participate in all of distribution. They are interconnected with everyone. This is preferred programming basket, like the Asia Fund run by Morgan Stanley or the Africa Fund. You are buying at a discount a collection of assets that is very valuable. [Liberty Chairman John] Malone can energize them and trade pieces, and he does it tax-efficiently.

Returning to Cablevision, I bought a lot more when AT&T sold it. There are 175 million shares, and the Dolan family owns 42 million shares. I couldn't think of a better partner, because they come to work every day and make sure that they grow the franchise and protect it. And one way to protect it is to get the money they need. They are going to have to raise about a billion dollars to fund the conversion to digital cable. Hopefully they will do something creative with their Wiz unit, maybe merge it into Circuit City. They'll keep the theaters. From an EBITDA standpoint, my estimate for 2002 is $1.2 billion, and that will grow to about $2 billion by 2005. So cash flow becomes very positive three years out. They have skinnied the company down to one area -- New York. I was concerned that when [AOL TIME WARNER CEO] Jerry Levin retires and Dick Parsons becomes CEO, he will not be as passionate about owning Cablevision. But with COMCAST buying AT&T's cable properties, when the dust settles either CHARTER or COX COMMUNICATIONS or AOL will step up.

MACALLASTER: Would the government let Time Warner buy Cablevision?


GABELLI: The issue is, will they allow a cable/television cross-ownership situation? If so, Time Warner would go after a big television distribution company, which it doesn't have.

In the broadcasting area there will be another round of consolidation. Meryl recommended Media General last year and I echo it. It's $50 a share, with 23 million shares or a $1.2 billion of market value, and about $800 million of debt. It's not exceptionally well-managed. However, the company has a TV/newspaper combination in Tampa, Florida, that is very attractive. They have some other properties. Over the next 3-4 years earnings will explode to about $4 a share. Maybe we'll get lucky, and get $130 a share for this one.

Q: ANY OTHER MEDIA STORIES?

GABELLI: I was visiting with PAXSON COMMUNICATIONS the other day. Paxson has TV stations which cover about 80% of the U.S. population in terms of TV coverage. The stock is 10. NBC owns a call and warrants, and preferred stock, that gives them 50% of the company. In the fall NBC announced they were buying Telemundo. That could cause some major problems with Paxson because of the FCC's duopoly rules. Clearly, Paxson is for sale. The question is, at what price. They've refinanced debt, and cash flow is about breakeven.

Q: HOW LONG DO YOU HAVE TO WAIT?

GABELLI: You've got about 18 months. I think the FCC changes the rules and allows cross-ownership and duopoly. Paxson is going to come to grips with the fact that NBC bought Telemundo. The ideal thing for Paxson would be for NBC to sell back its position, unwind it.

             GABELLI'S PICKS

COMPANY          SYMBOL   PRICE (1/7)
--------------------------------------------
CH ENERGY GROUP   CHG       $44.72
--------------------------------------------
SOUTHWEST GAS     SWX        22.60
--------------------------------------------
RAINBOW MEDIA     RMG        26.00
--------------------------------------------
E.W. SCRIPPS      SSP        68.55
--------------------------------------------
LIBERTY MEDIA     L          14.86
--------------------------------------------
CABLEVISION       CVC        46.93
--------------------------------------------
MEDIA GENERAL     MEG        49.82
--------------------------------------------
PAXSON COMMUN     PAX        10.40
--------------------------------------------
LIBERTY           LC         41.51
--------------------------------------------
BROADWING         BRW        10.55
--------------------------------------------
CHEMED            CHE        34.06
--------------------------------------------
GAYLORD ENTMT     GET        24.49
--------------------------------------------
GRUPO TELEVISA    TV         42.51
--------------------------------------------

SOURCE: BLOOMBERG



One last media pick is LIBERTY CORP. LC sells for 41. It's located in South Carolina and is worth about 60. It's got a bunch of TV stations, no debt. However, I have to point out that I am in litigation with the company.

Q: WHAT ARE YOU SUING THEM FOR, OR IS IT THE OTHER WAY AROUND?

GABELLI: They sold an insurance company to ROYAL CANADA. We thought we would vote for the deal only on the premise that they would do a large share buyback, and we asked for dissenters' rights. Now, this is Mario Gabelli, Gabelli Asset Management, in South Carolina courts asking for the dissenters' rights.

Let me give you the Broadwing story. About 3-4 years ago this was known as Cincinnati Bell. It operates the telephone company in Cincinnati, and Ameritech surrounded the territory much like Rochester Telephone was surrounded in upstate New York, or Southern New England Telephone in Connecticut. The company spun off CONVERGYS. Then it bought a company called IXC. Broadwing went to 40 on the hype. Now it has dropped to $10. With 218 million shares, symbol is BRW on the New York Stock Exchange, you are paying $2.2 billion. Debt is a couple of billion dollars. The telephone business, which ALLTEL wants, is still vibrant, and we think it's worth the entire market cap of the company. So you get the balance of the business for free. We think they will sell their yellow-page business, and maybe their wireless business. We hope the board wakes up and says, `Hey, you had a shot and the strategy didn't work. Let's sell to Alltel or Southwest Bell.' In which case we think the company is worth around $17-$18 today, and that that value will grow. Capital expenditures are coming down sharply, and EBITDA in the telephone business gives you a cushion. This is a beat-up stock and there will be another round of consolidation.

MACALLASTER: Does Broadwing pay a dividend?

GABELLI: I don't know. Unlike Ralph Nader I don't think dividends are important. I think he is barking up the wrong tree. It would sap the intellectual energy of Microsoft to pay a dividend.

SAMBERG: They are better off putting the money into Gabelli & Co.

GABELLI: I agree with that. My third company in Cincinnati is Chemed. It has 10 million shares and the stock is 33. You know this company as Roto-Rooter.

COHEN: Let's all sing the song.

CHORUS: Away goes trouble down the drain!

Q: WE TAKE IT YOU KNOW THE PRODUCT.

GABELLI: Roto-Rooter is a wonderful business. Chemed has two or three other businesses. I think they are going to continue to sell off these businesses, which should generate $50 million-$70 million. Earnings are about $1.70, but there is another part of the story that's intriguing to me. Chemed has about a $37 million investment in a company called VITAS HEALTHCARE, a hospice company. I was reading the Odyssey Health Care prospectus and they listed Vitas as their main competitor. I can't get a lot of information, but I'm under the impression that Vitas may be going public, that Chemed will monetize this investment. So pro forma, when the dust settles, they sell off healthcare, they monetize their Vitas position, and you wind up with a company with $100 million of cash, $10 a share, no debt. Roto-Rooter is a good cash generator.

Next, GAYLORD ENTERTAINMENT. It's in Nashville. It has two businesses today, and 33 million shares at $25 each. Gaylord operates Opryland Hotel, and next month opens a new convention-oriented hotel in Orlando, Florida. They have a hotel in Dallas, too. They also own a country music company, which is very attractive. Former management did everything wrong. Now there's a new team. We think the company is worth 45 to 50.

Q: IS THAT ALL?

GABELLI: I've got one more. The census that came out in August of 2000 revealed a major bulge in the Spanish-speaking population in the United States. It's the fastest-growing population which was a surprise to the bureaucrats in
Washington. There are 39 million Hispanics, up from 23.7 in 1990. I'm recommending GRUPO TELEVISA. It's based in Mexico City and dominates the Mexican television market. Think ABC, CBS and NBC all in one. It has 151 million shares, trading at $41, and a $6.3 billion market cap. It's got about a billion dollars of hidden assets net of debt, primarily UNIVISION stock. There's about $700 million of EBITDA that's growing at a double-digit rate. It is a software and programming juggernaut for the Spanish market.

Q: THERE MUST BE A SPANISH WORD FOR JUGGERNAUT.

GABELLI: It is called telenovelas [Spanish-language TV soap operas]. Univision gets the bulk of its programming from telenovelas. It is growing substantially, and for every dollar of advertising revenue it gets, 11% goes to Televisa because they supply the programming. In addition, Mexico doesn't have the same economic advantages as India, or China. But it has very close access to U.S.
markets. If you have a hundred million people there, and a population that is going to grow better than the U.S. average over the next 10 years, and [Mexican President] Vicente Fox hopefully surviving and making structural changes in the country, companies like Televisa can do extraordinarily well.

SAMBERG: (Holds aloft a hand-held device.) So, Mario, how much do you think AOL took as a charge-off? [The news about AOL Time Warner's huge fourth-quarter charge had just crossed the wires.]

GABELLI: Well, not as much as JDS UNIPHASE.

SAMBERG: You are wrong. $40-to-$60 billion. This could be bigger than JDSU. [Last summer JDS Uniphase wrote off roughly $51 billion.]

GABELLI: So, do you want to have a high-low bet?

SAMBERG: When somebody says 40 to 60 it is usually 60.

Q: AT A MINIMUM.

GABELLI: They have a market cap of $140 billion.

FABER: Used to have.

GABELLI: Anyway, I'm done. I picked 13 stocks.

THANK YOU, MARIO.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   EARNINGS + INTEREST RATES + MR. MARKET = ?

BACK
TO
BASICS

[GRAPHIC OF BOOK ENTITLED "SECURITY ANALYSIS" OMITTED.]
1934
BENJAMIN GRAHAM             DAVID L. DODD

[GRAPHIC OF BOOK ENTITLED "THE INTELLIGENT INVESTOR" OMITTED.]
1949
BENJAMIN GRAHAM

[GRAPHIC OF BERKSHIRE HATHAWAY ANNUAL REPORT OMITTED.]
1951
WARREN E. BUFFETT

[GRAPHIC OF BOOK ENTITLED "SECURITY ANALYSIS" OMITTED.]
1988
ROGER F. MURRAY

[GRAPHIC OF BOOK ENTITLED "VALUE INVESTING" OMITTED.]
2001
BRUCE C. N. GREENWALD

EARNINGS, INTEREST RATES, INVESTOR PSYCHOLOGY AND THE STOCK MARKET PREPARED FOR CIGAR AFICIONADO, BY MARIO J. GABELLI

     The stock market, as represented by popular indices such as the Dow Jones Industrials or Standard & Poor's 500, can be viewed both as a snapshot and as a motion picture. A recent snapshot has captured equities at their worst. However, "Stock Market, the Movie" has been a long running hit, delivering annualized returns from 1926 through the first ten months of 2001 approximating 11%. So, put your digital camera down, pick up your camcorder, and let's start videotaping the interplay of earnings, interest rates and investor psychology on the post September 11 stock market. But first, let's frame equity investing in the proper perspective.

MR. MARKET

     In my opinion, the single best description of prudent equities investing is
contained  in  two  short  paragraphs  from  Benjamin  Graham's   classic,   The
Intelligent Investor, published in 1949. I quote:

     "Let us close this section with something in the nature of a parable. Imagine that you own a small share of a private company that cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly."

     "If you are a prudent investor or a sensible businessman, will you let Mr. Market's daily communication determine your view of the value of $1,000 interest in the enterprise? Only in case you agree with him, or in case you want to trade with him. You may be happy to sell out to him when he quotes you a ridiculously high price, and equally happy to buy from him when his price is low. But the rest of the time you will be wiser to form your own ideas of the value of your holdings, based on full reports from the company about its operations and financial position."

     It is our, and every prudent investor's job to try to determine the intrinsic value of an individual company or the market as a whole. At any given point in time, intrinsic value is largely a function of earnings and interest rates. Whether stocks trade at, above, or below intrinsic value is a function of investor psychology. Mr. Market is the code name the traditional value investor uses to personify investor psychology.

EARNINGS POWER

     The aforementioned Benjamin Graham and his colleague David Dodd, who co-authored Security Analysis, viewed stocks as pieces of businesses to be owned long term, rather than pieces of paper to trade. Consequently, they saw little merit in assessing intrinsic value based on short-term earnings. Instead, they focused on what they termed "earnings power". Earnings power is determined by reviewing a company's earnings history, evaluating the health of its business and its competitive position within its industry, and then projecting a growth rate for future earnings. Were they alive today, Graham and Dodd would be asking the following questions regarding the earnings power of corporate America in a post 9/11 economic environment:

o How bad is bad?

o How long will the difficulties last?

o Are the financial resources available to overcome the challenges?

o How good is good--what happens to earnings growth rates once we emerge from this period of uncertainty?

     Let's examine the current environment and try to answer the first three of these questions. The economy is in recession and corporate earnings are anemic. However, dealing from positions of strength--subdued inflation and budget surpluses--the Federal Reserve and federal government are pulling out all the stops to reinvigorate the economy. The Fed has injected massive liquidity into the system and as I write, has cut short-term interest rates 10 times this year, for a total of 4.5% (6.5% to 2%). Perhaps more importantly, the Treasury has announced it will no longer be issuing 30-year bonds. This has brought long-term interest rates down, further fueling the home mortgage refinancing boom that is putting a lot of money in consumer's pockets. Lower long-term interest rates also bring down the financial costs for corporations. This will have a favorable impact on future operating earnings, and eventually encourage business investment. Although there is currently some squabbling between Democrats and Republicans, Congress will pass a substantial economic stimulus package. Our conclusion is that we will experience a relatively modest, short-lived recession, with the economy and corporate earnings starting to recover in the second half of 2002.

     How good is good? Corporate America has cut a lot of fat from overhead, creating earnings leverage once demand recovers. Consequently, I think earnings will climb sharply in mid 2002. Over the long-term, I believe earnings growth will approximate 6% - 8%. If earnings recover as I anticipate, lower interest rates will have a beneficial impact on the present value of equity assets.

INTEREST RATES 101

Let's spend a few moments looking at what happens when interest rates decline:

o Reduced Financial Costs. This helps highly leveraged companies by reducing interest outlays.

o Improved Demand. Lower rates help stimulate demand for traditional, interest sensitive economic sectors - residential housing being one key and visible component.

o Focus on Dividends. Clearly, higher-yielding stocks with reasonable growth prospects benefit from investors seeking higher yields than they are getting from savings accounts.

o Higher Asset Values. Lower rates bolster the value of assets.

--------------------------------------------------------------------------------
                              ASSET VALUE SCENARIOS

                                            CASE
                                            ----
                            A                 B                     C
       Rates
                           $10           $10 + $1/YR        $10 growing at 8%
                   -------------------------------------------------------------
       10.0%              $3.86            $7.71               $  8.32
        8.0%              $4.63            $9.26                $10.00

       Case A: What is the present value of $10 ten years from now if interest rates (the discount factor) are ten percent; eight percent?

       Case B: What is the present value of $10, ten years from now if it grows by $1 per year?

       Case C:     What is the present value of $10, ten years from now,
                   growing at 8% per year?
--------------------------------------------------------------------------------

INTEREST RATES AND STOCK PRICES

The dividend discount model, shown below, is a popular quantitative method for valuing stocks. Here, the key variable is the growth rate in dividends.

    P/E =           b
                ----------
    multiple        k-g       Where P/E:  price to earnings
                                      b:  dividend payout rate
                                      k: required rate of return by an investor g: expected growth rate

Briefly, the model values stocks based on the relationship between two crucial inputs: dividend growth and an investor's required rate of return.

Interest rates have declined to levels we have not seen in a long time. Short-term interest rates have not been this low since 1962. The story is similar for long-term interest rates except for a brief period during the LTCM crisis in 1998. The 30-year Treasury bond was first issued in 1978 and it carried a coupon of 8.00%. These were known as the "8s of 08." Today, with a weak economy and the recent decision by the Treasury to halt the sale of 30-year bonds, we are looking at sub 5% yields on long dated Treasury debt. In 1981, the 30-year bond, referred to by some as the "long guy", carried a 15% coupon and 5-year Treasury notes were sold with a coupon of 16.125%. Rising productivity, low inflation, and better fiscal and monetary discipline on the part of the Congress and Federal Reserve System all contributed to the truly incredible slide in interest rates.

Nominal interest rates, comprised of "real" and "inflation" components reflect the time value of money. There is a set schedule regarding the timing and amount of cash flows from a straight bond. You get coupon payments with the highest degree of certainty-at least with U.S. Treasuries-on prescribed dates and your principal paid back at maturity. When you invest in stocks there is uncertainty with respect to the timing and level of the company's cash flow. Uncertainty means risk. Consequently, as a stock investor your expected return (which unfortunately is not always realized) exceeds that which is available from a high quality bond. This incremental return is called the "equity risk premium" and is one reason why interest rates are a very important influence on the general level of stock prices. To value a business, you must make an attempt to calculate the present value of a company's future cash flows.

INFLATION AND P/E'S BY DECADE

                                                      Average Yearly Price
                   Average CPI       Average P/E           Change S&P
                   -------------------------------------------------------

   1990s              2.9%              20.4                  18.2%
   1980s              5.1%              12.0                  17.5%
   1970s              7.4%              10.9                  5.9%
   1960s              2.5%              17.6                  7.8%

Generally, low interest rates and low inflation support higher price to earnings (P/E) multiples and thus higher stock prices. The converse is also true. This historical relationship is shown on the chart to the right.


Consequently, rising rates are usually a negative for stocks and declining rates are usually, but not always, a positive. Declining rates may not prevent stock prices from falling if corporate profits are in free fall, a situation we have experienced this year. Similarly, rising rates are not always bad, particularly in the early stages of an economic recovery when sharply rising earnings accompany them. But there is little doubt regarding the connection between the level and direction of interest rates and stock prices. The bull market in stocks that began in August of 1982 and continued for most of the next 17 years, was driven by the combination of falling interest rates and rising profits, albeit the connection was not always in lock-step. It was almost too good to be true as the Dow Jones Industrial Average bolted from about 800 to over 11,000.

The discount rate used to calculate the present value of a company's cash flow stream can be just as important as the earnings themselves. A simple example is to calculate the present value of $10,000, 10 years from now, with interest rates at both 15% and 5%. In a high rate environment, using a 15% discount rate, the $10,000 of earnings a company generates 10 years out, has a present value of $2,472. In contrast, using a 5% discount rate gives the earnings a present value of $6,139. In other words, a promise to receive $10,000 in ten years has a higher value in current dollars when interest rates are low.

Thanks to the mathematics of compounding, lower rates are particularly positive for high growth stocks because the present value of a rapidly rising earnings stream will be higher than the present value of a slower growing earnings stream, everything else being equal.

So the moral of the story is that declining interest rates are good for stocks but even better for "growth" stocks. The current bond yield environment is potentially rocket fuel for quality growth stocks. It is also strong tonic for stocks with reasonably good dividend yields, assuming such dividends are secured by earnings that cover the dividend payments with a healthy margin of safety.

Many years ago most stocks provided dividend yields that exceeded bond yields, making stocks attractive for income generation. Investors were not as comfortable with stocks then and demanded robust dividend payments to induce them to buy stocks. With money market and savings account yields hovering at or even below 2%, many investors can easily increase their income generation by reallocating assets to stocks with current dividend yields in excess of 2%. As dividends grow over time, the investors' income stream will grow in tandem. If income is an investment priority, it's time to think about adding some stocks to the mix.

INVESTOR  PSYCHOLOGY

Of course, intrinsic value and equities pricing are horses of two very different colors. Remember the emotional Mr. Market often values stocks materially above and substantially below intrinsic value. So, investor psychology will have a major impact on market trends in the year ahead.

Are they ready? I think so. Investors are going to have to deal with another quarter or two of ugly earnings and ongoing concern over terrorism--the fear factor that ultimately resulted in a classic "flight to quality" in the third quarter. However, when the political and economic dust settles, fear will likely give way to greed that will not be satisfied by today's anemic returns from bonds and money market funds.

In closing, investors today are faced with an easy choice--fretting over the short-term prospects for the economy and the market, or taking the longer view that recessions and bear markets present excellent long-term investment opportunities. It always takes courage to invest in depressed markets, but if you focus on fundamentally sound businesses trading at bargain prices, your courage is generally rewarded.

                        PREMIUM/DISCOUNT SINCE INCEPTION

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         0
09/30/86   0.0067
10/31/86   0.0046
11/30/86  -0.039
12/31/86  -0.0661
01/31/87  -0.1363
02/28/87  -0.1323
03/31/87  -0.1555
04/30/87  -0.1393
05/31/87  -0.1788
06/30/87  -0.2028
07/31/87  -0.2
08/31/87  -0.2052
09/30/87  -0.2128
10/31/87  -0.2074
11/30/87  -0.2154
12/31/87  -0.2061
01/31/88  -0.2235
02/29/88  -0.1145
03/31/88  -0.1523
04/30/88  -0.1477
05/31/88  -0.1906
06/30/88  -0.0819
07/31/88  -0.0984
08/31/88  -0.0942
09/30/88  -0.1097
10/31/88  -0.1256
11/30/88  -0.1104
12/31/88  -0.1113
01/31/89  -0.1214
02/28/89  -0.1108
03/31/89  -0.1006
04/30/89  -0.0925
05/31/89  -0.0699
06/30/89  -0.0468
07/31/89  -0.0854
08/31/89  -0.0243
09/30/89  -0.0385
10/31/89  -0.0257
11/30/89  -0.0217
12/31/89   0.0076
01/31/90   0.0534
02/28/90  -0.0156
03/31/90   0.0242
04/30/90   0.0033
05/31/90  -0.0056
06/30/90  -0.0049
07/31/90  -0.0176
08/31/90  -0.018
09/30/90  -0.0348
10/31/90  -0.1187
11/30/90  -0.0327
12/31/90   0.029
01/31/91  -0.0091
02/28/91   0.0269
03/31/91   0.015
04/30/91  -0.0257
05/31/91  -0.01
06/30/91   0.0138
07/31/91  -0.0032
08/31/91  -0.0009
09/30/91  -0.0298
10/31/91  -0.0083
11/30/91  -0.1014
12/31/91  -0.0366
01/31/92  -0.0077
02/29/92   0.0141
03/31/92   0.0045
04/30/92   0.0069
05/31/92   0.0092
06/30/92   0.0032
07/31/92   0.0165
08/31/92   0.0309
09/30/92   0.0427
10/31/92  -0.0068
11/30/92  -0.0461
12/31/92  -0.0257
01/31/93  -0.0312
02/28/93  -0.0046
03/31/93   0.0265
04/30/93   0.0436
05/31/93   0.012
06/30/93  -0.0207
07/31/93  -0.0093
08/31/93  -0.0358
09/30/93   0.0088
10/31/93   0.0601
11/30/93   0.0659
12/31/93   0.0573
01/31/94   0.0797
02/28/94   0.0673
03/31/94   0.0733
04/30/94  -0.027
05/31/94   0.0524
06/30/94   0.0542
07/31/94   0.0233
08/31/94   0.0597
09/30/94   0.0185
10/31/94   0.0375
11/30/94   0.0622
12/31/94   0.0121
01/31/95   0.0047
02/28/95   0.03
03/31/95   0.017
04/30/95  -0.0122
05/31/95  -0.024
06/30/95  -0.0081
07/31/95  -0.044
08/31/95  -0.0697
09/30/95  -0.0845
10/31/95  -0.1206
11/30/95  -0.075
12/31/95  -0.0578
01/31/96  -0.0625
02/29/96  -0.0821
03/31/96  -0.0385
04/30/96  -0.0732
05/31/96  -0.0916
06/30/96  -0.047
07/31/96  -0.0576
08/31/96  -0.0708
09/30/96  -0.0474
10/31/96  -0.0405
11/30/96  -0.0644
12/31/96  -0.0394
01/31/97  -0.0741
02/28/97  -0.0644
03/31/97  -0.0424
04/30/97  -0.0077
05/31/97  -0.0688
06/30/97  -0.0613
07/31/97  -0.0693
08/31/97  -0.0676
09/30/97  -0.0397
10/31/97  -0.0636
11/30/97  -0.0175
12/31/97   0.0316
01/31/98   0.0119
02/28/98  -0.0088
03/31/98  -0.022
04/30/98  -0.0788
05/31/98  -0.0885
06/30/98  -0.04
07/31/98  -0.042
08/31/98  -0.0814
09/30/98  -0.0091
10/31/98   0.0025
11/30/98   0.0216
12/31/98   0.0026
01/31/99   0.0103
02/28/99   0.0264
03/31/99   0.0202
04/30/99  -0.0068
05/31/99  -0.006
06/30/99  -0.0163
07/31/99   0.007
08/31/99   0.0159
09/30/99   0.0126
10/31/99  -0.0045
11/30/99  -0.0178
12/31/99  -0.0147
01/31/00  -0.0331
02/29/00  -0.0835
03/31/00  -0.0438
04/30/00  -0.078
05/31/00  -0.046
06/30/00   0.0097
07/31/00  -0.0093
08/31/00   0.0073
09/30/00  -0.0179
10/31/00  -0.0298
11/30/00   0.0332
12/31/00   0.0493
01/31/01  -0.045
02/28/01  -0.0067
03/31/01   0.1048
04/30/01   0.0937
05/31/01   0.1453
06/30/01   0.1596
07/31/01   0.1107
08/31/01   0.1614
09/30/01   0.2041
10/31/01   0.2241
11/30/01   0.2314
12/31/01   0.2029




PREMIUM / DISCOUNT DISCUSSION

     As a refresher to our shareholders, the price of a closed-end mutual fund is determined in the open market by willing buyers and sellers. Shares of the Trust trade on the New York Stock Exchange and may trade at a premium to (higher than) net asset value ("NAV") (the market value of the Trust's underlying portfolio) or a discount to (lower than) net asset value. Of the 470 closed-end funds in the U.S., approximately 30% currently trade at premiums to NAV versus 24% five years ago and 18% ten years ago. For general equity funds such as the Trust, approximately 21% currently trade at premiums to NAV versus 17% both five and ten years ago.

     Ideally, the Trust's market price will generally track the NAV. The Trust's premium or discount to NAV fluctuates over time. Over our Trust's 15-year history, the range fluctuated from a 23% premium in November 2001 to a 27% discount in December 1987. The average variance from NAV for the Trust since inception is a 1% discount to NAV. Beginning in early 2001, the market price of the Trust exceeded the NAV and this premium has increased throughout the year. The previous extended period in which a premium existed occurred during a 20-month period from August 1993 to March 1995.

     "Mr. Market" often provides opportunities to invest at a discount. The Trust has undertaken various initiatives to narrow the discount when appropriate through distribution policies, rights offerings, share repurchase programs and use of leverage.

     The Trust's long-term investment goal is to generate a real rate of return of 10%. We believe that our stock selection process adds to the investment equation. We have a successful history of investment providing shareholders average annual returns of 13% since inception. However, it is important to remember that "Mr. Market" is a pendulum that swings both ways. As the market moves away from momentum investing and back to basics, we believe that an excessive premium for the Trust is not likely to be sustainable.

AMERICAN HEROES

     In the months following September 11, we have been celebrating American heroes. New York City firefighters, policemen, and emergency service workers have been honored for their bravery and sacrifice. Political leaders such as New York City Mayor Rudy Guiliani, President Bush, Secretary of State Colin Powell, and Secretary of Defense Donald Rumsfeld have been applauded for their adept handling of this crisis. We praise American servicemen who have been risking their lives in Afghanistan to hunt down and capture the terrorists responsible for the tragedy.

     To this list of heroes, we would add the American consumer, who through their collective courage and confidence in the American system, have helped avert what might have become an economic catastrophe. So, let's hear it for everyone who despite all the political and economic uncertainty resulting from horrifying terrorist attacks, went out and bought a new home, or a car, or took their families on vacation, or simply treated their loved ones to a good holiday season. These courageous folks are the reason the American economy has held up so well during these trying times and the people who will lead our economy out of recession in the year ahead.

AND THEIR ALLIES

      The American consumer has had two important allies. The Federal Reserve Board responded promptly and effectively to the terrorist crisis by injecting a massive dose of liquidity into the financial system and lowering short-term interest rates to levels we haven't seen in forty years. The U.S. Treasury Department announced it would cease issuing 30-year bonds, in the process, bringing longer-term interest rates down and accelerating the home re-financing boom that has provided much of the money consumers have been spending. We also acknowledge the leadership of General Motors, which initiated a brilliant and timely 0% APR financing to "Keep America Rolling." As we prepare this letter, we have to give a demerit to the U.S Congress, which is letting partisan politics get in the way of a second fiscal booster shot, particularly one aimed at bolstering confidence among business leaders.

A NEW BULL MARKET?

     Despite the economy's surprising resilience and the stock market's strong fourth quarter, many investors remain wary as evidenced by the record $2.3 trillion parked in money market funds yielding about 2%. What will it take to bring more investors off the sidelines? An official end to the recession and better corporate earnings. We believe both are right around the corner.

     Economic data released on December 31 revealed widespread improvement in consumer confidence and housing, and even a modest increase in business investment. Growth in unemployment insurance claims also slowed. These are all valid indications the economy is beginning to regain its footing. At issue is just how strong the economic recovery will be. Although inventories have been reduced significantly and there has been a modest up-tick in sales, there is still a great deal of excess capacity in the manufacturing sector. This will likely restrain growth in business investment, forcing the American consumer to continue to shoulder much of the economic load. We believe Gross Domestic Product ("GDP") will be up 3% to 4% in 2002, well above the longer-term growth of 2.5% to 3% we envision. The cut in taxes along with lower oil and fuel prices will help consumer spending overcome the drag from the stock market's wealth effect and rising unemployment.

      Fortunately, we will not need an especially strong recovery to see significantly better corporate earnings in 2002. Companies in virtually every industry have been aggressively cutting costs. With the exception of pockets in the technology and telecommunications equipment industries, the inventory correction has largely run its course. Corporate interest expense has declined, as have raw materials and energy prices. Corporate America wrote off everything it could get away with in 2001 (we call this the "kitchen sink" effect), and due to Federal Accounting Standard Board (FASB) Rule 142, the "amortization of goodwill" will no longer penalize earnings. Consequently, a modest economic recovery in the year ahead should be magnified in sharply higher reported earnings. Very "easy" earnings comparisons in the first and second quarters of 2002 should help stabilize the market until investors gain confidence that earnings will improve in the second half. In addition, the crisis in confidence arising from "Enron" will result in auditing firms and CFO's cleaning up their numbers (we observe that aggressive accounting will be back - but not in 2002).

THINGS THAT GO BUMP IN THE NIGHT

     Our reasonably upbeat outlook for the economy and the stock market is tempered by our usual laundry list of things to worry about. First and foremost is the potential for another catastrophic terrorist episode (in the U.S. or abroad) that could severely damage consumer and investor psychology.

     Second on our list of concerns are oil and natural gas prices. Declining energy prices have translated into lower gasoline, home heating, and utilities costs for the consumer who we are counting on to lead us out of recession. The Organization of Petroleum Exporting Countries ("OPEC") is currently cutting production and urging other energy producing nations to follow suit. Whether OPEC will succeed in convincing cash strapped producers such as Russia to turn down the tap is debatable. However, the potential for further political upheaval in the Middle East leading to the disruption of oil flow to the developed world is certainly a risk. We hope we get our long needed energy policy.

     Another issue we worry about is the economic health of the rest of the world. The economies of our Latin American trade partners are imperiled by declining commodity prices and in some cases, fiscal and monetary mismanagement. Japan has fallen back into recession and European economic growth has slowed substantially. This is a truly global economy, in which the economic health of any one nation, including the mighty U.S. of A, is to a significant degree dependent on the economic health of the rest of the world. Along these lines, we remain puzzled by the enormous appetites of countries, companies and citizens around the world to hold on to the U.S. dollar despite our history of huge trade deficits.

INTERNATIONAL OUTLOOK

     A portion of the Trust's portfolio continues to be managed by Caesar Bryan. Caesar is the portfolio manager of the Gabelli International Growth Fund and the co-portfolio manager of The Gabelli Global Opportunity Fund and The Gabelli Global Growth Fund. Caesar's thoughts on international markets and global economies are provided below:

     With the exception of Japan, international markets tended to follow in the footsteps of Wall Street during the quarter. In the U.S., the S&P 500 Index rose 10.7%. This rally came from very overvalued levels but was definitely assisted by the aggressive easing undertaken by the Federal Reserve Board (the "Fed") and the unexpected success of the U.S. military action in Afghanistan.

     By the end of the year, U.S. short-term interest rates stood at 1.75%. The Fed has lowered rates an unprecedented eleven times in a twelve-month period. This was a signal to the markets that the monetary authorities remain committed to providing sufficient liquidity to help foster an economic recovery. And the markets reacted positively. Thus far the economic down turn has been fairly shallow. Looking ahead, the expected recovery may therefore be somewhat muted. Inventories have been pared substantially helped by robust auto sales due to the zero percent financing. So it is reasonable to expect a decent inventory swing.

     However, there are some headwinds that may prevent a strong recovery. First, the consumer has continued to spend with little respite and consumer debt levels are still quite high by historic standards. Second, business fixed investment, although depressed, is unlikely to bounce back sharply. Overcapacity in many sectors remains a concern, and although we expect an improvement in corporate profitability it probably won't be sufficient to spur a major snap back in corporate investments, which tend to be closely correlated to corporate profits. Third, the dollar remains strong. This makes U.S. exports less competitive and foreign manufacturers have been able to gain market share in the U.S. market.

     Europe, on the contrary, has benefited from a weak Euro and this has helped to cushion the effects of the recent downturn. January 1, 2002 saw the introduction of the Euro in its physical form. Clearly this was a major event and its introduction was a technical success. During the next few months the legacy currencies will slowly be phased out. The introduction of the new currency actually resulted in a rounding up of prices, so the consumer price index did move up a little early in the New Year. We expect this to be temporary and inflation is likely to trend down in the coming months. This should provide scope for the European Central Bank, if economic conditions further deteriorate, to lower interest rates from their current level of 3.25%. The European Central Bank has not been nearly as aggressive as the Federal Reserve. Their more conservative approach probably reflects lingering concerns over inflation and the need to build credibility in the market place.

     The New Year also saw the abolition of corporate capital gains tax in Germany. The rate had been fifty percent on capital gains. This reform will enable German companies to sell long held stakes in other companies, many of which are non-strategic. We believe European markets offer good value with the potential for an increase in corporate transactions when confidence improves. We expect an improvement in corporate profits as demand picks up and companies benefit from cost cutting and lower input prices, including energy.

     Japan remains a major disappointment. Their newly elected prime minister, Mr. Koizumi, has been unable or unwilling to introduce any meaningful reforms, despite huge personal popularity. In the meanwhile, the economy continues to deflate. Falling prices punish those in debt. The already weak banking system continues to receive body blows on a regular basis in the form of huge corporate bankruptcies. Mycal, a food retailer, recently went bankrupt and its debts were considered performing by its banks up to the day they declared bankruptcy. One solution would be to nationalize the banks, but that would weaken the life insurance industry, since companies in that sector own large equity stakes in many banks.

     We continue to focus our attention on leading companies in developed countries outside the United States. Our investments are concentrated in companies with a solid market position, a strong financial position and motivated management.

     We believe that over the long term investing in excellent companies at a reasonable price is likely to result in superior investment returns. Investor confidence remains fragile in the aftermath of Argentina's default and the Enron collapse, but history tells us that the best opportunities are usually available when confidence is low.

ALL TOO QUIET ON THE DEAL FRONT

     As is usually the case during recessions and bear markets, merger and acquisition activity slowed considerably in 2001. Fewer deals get done when it is difficult to accurately assess a target company's intermediate-term revenue and profit prospects and/or confidently project the future value of an acquiring company's stock as deal currency. We experienced the same kind of lull in deal activity in the months following the mini-crash of October 1987 and again during the 1990-1991 recession and market correction. However, recessions and declining stock markets usually set the stage for accelerating merger and acquisition activity. The reason is simple--there are more bargains available. Once the economic and market dust settles, these bargains tend to get snapped up in a hurry.

FINANCIAL ENGINEERING - ONE OF OUR CATALYSTS

     A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the activity in mergers and acquisitions, albeit slow, contributed significantly to the performance of our Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              2001 COMPLETED DEALS

                                                      NUMBER       AVERAGE COST     CLOSING
   TRUST HOLDING                                   OF SHARES (a)   PER SHARE (b)   PRICE (c)   CLOSING DATE  % RETURN (d)
   -------------                                   -------------   -------------   ---------   --------------------------
   FIRST QUARTER 2001 DEALS
   ------------------------
   Time Warner Inc.                                  285,000          $30.67         $71.19      01/12/01      132.12%
   Telefonos de Mexico SA, Cl. L, ADR                 36,000           10.82          32.66      02/08/01      201.85%
   FIRST QUARTER 2001 FINANCIAL ENGINEERING
   ----------------------------------------
   Cablevision Systems Corp., Cl. A                  420,000           11.28          83.36      03/30/01      639.01%
   SECOND QUARTER 2001 DEALS
   -------------------------
   Litton Industries Inc.                            100,000           78.92          80.33      04/02/01        1.79%
   MCN Energy Group Inc.                              30,000           24.24          27.22      05/30/01       12.29%
   THIRD QUARTER 2001 DEALS
   ------------------------
   Harcourt General Inc.                             150,000           44.56          58.93      07/11/01       32.25%
   Chris-Craft Industries Inc.                       336,192           12.75          68.60      07/30/01      438.04%
   Chris-Craft Industries Inc., Cl. B                592,895           14.90          68.60      07/30/01      360.40%
   United Television Inc.                            245,009          100.54         122.80      07/30/01       22.14%
   Quaker Oats Co.                                   100,000           56.80         102.20      08/03/01       79.93%
   THIRD QUARTER 2001 FINANCIAL ENGINEERING
   ----------------------------------------
   Liberty Media Group, Cl. A                      1,550,000            3.54          15.76      08/10/01      345.20%
   FOURTH QUARTER 2001 DEALS
   -------------------------
   Carter-Wallace Inc.                               526,300           14.13          20.43      10/01/01       44.59%
   Unitrin Inc.                                       50,000           16.36          41.95      11/07/01      156.42%
   Ralston Purina Group                            1,100,000           20.88          33.48      12/13/01       60.34%
   FOURTH QUARTER 2001 FINANCIAL ENGINEERING
   -----------------------------------------
   Deutsche Bank AG, ADR                             160,000           43.23          52.10      10/02/01       20.52%

---------------------------------------------------------------------------------------------------------------------------

(a) Number of shares held by the Trust on the final day of trading for the issuer.

(b) Average purchase price of issuer's shares held by the Trust on the final day of trading for the issuer.

(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.

(d) Represents average estimated return based on average cost per share and closing price per share.

 Note:  See the  Portfolio of  Investments  for a complete listing of holdings.

--------------------------------------------------------------------------------

     In recent quarterly reports, we have discussed at length how and why the deregulation of the media industry (encompassing broadcasting, cable television, CATV and network programming assets, and publishing) should lead to another round of consolidation. We saw only two major media deals in 2001--Vivendi's purchase of USA Networks' USA and Sci-Fi cable channels, and Comcast's pending acquisition of AT&T's cable television assets. But, we see more big deals coming in the year ahead. AOL dropped out of the bidding for AT&T's cable properties, probably due to the belief that a merger of these two cable giants wouldn't survive anti-trust scrutiny. However, we believe AOL is committed to expanding its cable footprint and that Cablevision, one of our largest holdings, could be a target.

     We have also detailed how deregulation combined with rapidly changing economics should lead to increased deal activity in the utilities sector. Due to the California utilities mess and more recently, the collapse of energy trading giant Enron, there has been little deal activity in the utilities sector. We believe this will change in the year ahead as the wholesale energy market stabilizes. Our primary utilities investments are in smaller companies we believe will be targeted by larger competitors.

     We also expect to see accelerating merger and acquisition activity in the currently depressed telecommunications and aerospace industries. The "new kids on the telecom block" are in dire financial circumstances. Valuable telecom assets will be bought for a song by more established players. While we usually count on enhancing portfolio returns through investing in takeover targets, in the wireline telecom arena, we expect to be rewarded by owning the strong that will get stronger as they acquire valuable assets cheap. In the wireless communications sector, we expect some of our holdings to be acquired as this still fragmented industry consolidates. The troubled aerospace industry will experience a classic "shakeout" as companies merge to realize the economies of scale that will allow them to survive in an industry that has been hit particularly hard by the terrorist attacks.

INVESTMENT SCORECARD

     Due to the surprising strength of the auto industry, auto parts stocks such as Standard Motor Products, Johnson Controls, and GenCorp performed exceptionally well in 2001. Although the media sector slumped badly through most of the year before recovering in the fourth quarter, we had big winners in Fox Entertainment and USA Networks. Corporate turnarounds including services conglomerate Cendant Corp. and truck manufacturer Navistar also contributed to performance.

     Financial services investments such as Stilwell Financial and American Express disappointed. With the airline industry the biggest casualty of the terrorist attacks, aerospace investments including SPS Technologies and Boeing were hit hard. Telecommunications and telecom equipment holdings such as France Telecom, Britain's Cable&Wireless, Qwest and Lucent Technologies also penalized performance. Among our larger positions, cable operator Cablevision retreated substantially.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AMERICAN EXPRESS CO. (AXP - $35.69 - NYSE), one of the most widely recognized brands around the world, is focused on increasingly cross-selling financial products and services to its customers. The company consists of three segments: its Travel Related Services business, which contributes 78% of revenues, provides charge cards, credit cards, travelers cheques, and travel services to corporations and consumers; American Express Financial Advisors, which contributes 19% of revenues, provides investment advisory services and financial products such as mutual funds, insurance, and annuities; finally, American Express Bank, which accounts for 3% of revenues, offers banking services to other financial institutions, wholesale banking for corporations, and private banking for high net worth individuals. The company's long-term goal is to deliver revenue growth of at least 8% and earnings per share ("EPS") growth between 12% and 15%.

AT&T CORP. (T - $18.14 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local, cable television and Internet services. Recently, the company announced that it would split into four separate companies. As part of the restructuring, AT&T has converted AT&T Wireless from a tracking stock to an asset-based stock and spun it off to AT&T shareholders. AT&T Broadband, which includes cable, is in the process of being acquired by Comcast Corp. (CCZ - $52.26 - NYSE) in a $70 billion transaction that will form the largest cable operator in the country with about 22 million subscribers. The deal is expected to close by the end of 2002. As the result of the Comcast merger, AT&T will be left with a significantly de-leveraged balance sheet and two businesses: business services catering to large corporations and consumer operations providing long distance services to about 60 million households. As part of restructuring, the AT&T Consumer business is expected to be distributed to AT&T shareholders as a tracking stock before year-end.

BERKSHIRE HATHAWAY INC. (BRK'A - $75,600 - NYSE) is Warren Buffett. The company has interests in insurance (notably GEICO and General Re), publishing, aviation, retailing, and manufacturing. Its investment portfolio includes over $37 billion of marketable equity securities. Berkshire has grown rapidly through acquisitions over the past 15 years, including Kirby vacuum cleaners; World Book encyclopedias; H. H. Brown, Dexter and Justin footwear; Executive Jet aviation; Dairy Queen restaurants and snack treats; Johns Manville building products; Benjamin Moore paints; Shaw Industries carpets; GEICO insurance; and General Re reinsurance. GEICO, the sixth largest auto insurer in the U.S., contributes 19% of revenues while General Re, the fourth largest reinsurer globally, contributes 30% of revenues.

CLARCOR  INC.  (CLC -  $27.15  -  NYSE),  founded  in  1904,  is a  U.S.-  based manufacturer and marketer of engine-mobile filtration products, industrial/environmental filtration products and consumer packaging products. CLARCOR markets a full line of oil, air, fuel, coolant and hydraulic fluid filters that are used in a wide variety of applications, including engines and industrial equipment. The company markets commercial and industrial air filters and systems, electrostatic contamination control equipment, and electrostatic high precision spraying equipment. The air filters and systems remove contaminants from recirculated indoor air and from processed air that is exhausted outdoors. Containers and plastic closures manufactured by the company are used in packaging a wide variety of dry and paste form products, such as food specialties, beverages and juices, cosmetics and toiletries, drugs and pharmaceuticals, and film.

LIBERTY MEDIA CORP. (L - $14.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

NAVISTAR INTERNATIONAL CORP. (NAV - $39.50 - NYSE), with world headquarters outside of Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International[R] brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International[R] brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

PEPSICO INC. (PEP - $48.69 - NYSE) is a $25 billion food and beverage company after the acquisition of Quaker Oats was completed on August 2, 2001. PepsiCo added several products to its existing portfolio of the Pepsi-Cola and Frito Lay brands, such as Gatorade and the Quaker Oat snack and food businesses. The company is focused on the faster growing convenience category, improving their distribution systems and extracting the synergies expected from the merger. PepsiCo is also benefiting from the introduction of new products such as Mountain Dew Code Red, Pepsi with Lemon, Bistro chips and the continued robust growth of Aquafina.

SPS TECHNOLOGIES INC. (ST - $34.92 - NYSE) is a leading manufacturer of fasteners, superalloys and magnetic materials for the aerospace, automotive and industrial markets. The Precision Fasteners and Components group produces high strength fasteners for the aerospace, automotive and machinery markets. The Specialty Materials and Alloys group makes superalloys for the aerospace and industrial gas turbine markets and the Magnetic Products group produces magnetic materials used in automotive, electronics and other specialty applications. Under the leadership of CEO Charlie Grigg, SPS has made 18 acquisitions since 1996 and has positioned the nearly $1 billion company to be a strategic global supplier in the fastener and component industry. We believe the company will continue to use its strong cash flow to augment internal revenue and earnings growth with acquisitions.

VIACOM INC. (VIA - $44.25 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc.). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

WILLAMETTE INDUSTRIES INC. (WLL - $52.12 - NYSE) has taken several turns in its defense against Weyerhaeuser Industries' (WY - $54.08 - NYSE) hostile offer for the company. After Weyerhaeuser raised its offer to $55 per share in early December, the Willamette board continued to reject the proposal as inadequate. Willamette threatened to use the "scorched earth" takeover defense by entering into talks to buy the building products division of Georgia Pacific (GP - $27.61
- NYSE). However, after weeks of negotiations with Georgia Pacific, on January 21, Willamette announced that it had ended talks with Georgia Pacific and had agreed in principle to a deal in which Weyerhaeuser would pay $55.50 per share for all outstanding shares of Willamette. The transaction is subject to the negotiation of a definitive merger agreement and approval by the Weyerhaeuser and Willamette boards of directors. This new agreement should bring an end to the one of the most controversial takeover fights in recent memory.

COMMON STOCK 10% DISTRIBUTION POLICY

     The Trust continues to maintain its 10% Distribution Policy whereby the Trust pays out to common stock shareholders 10% of its average net assets each year. Pursuant to this policy, the Trust distributed $0.27 per share on December 24, 2001. The next distribution is scheduled for March 2002.

7.25% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK - DIVIDENDS

     The Trust's 7.25% Tax Advantaged Cumulative Preferred Stock paid a cash distribution on December 26, 2001 of $0.453125 per share. For the year ended December 31, 2001, Preferred Stock shareholders received distributions totaling $1.8125, the annual dividend rate per share of Preferred Stock. The percentage of this distribution treated as a long-term capital gain was 88%, which results in a tax-equivalent stated yield (based on a $25.00 liquidation value and a Federal Income Tax Bracket of 39.1%) of 9.25%. The next distribution is scheduled for March 2002.

7.20% TAX ADVANTAGED SERIES B CUMULATIVE PREFERRED STOCK - DIVIDENDS

     The Trust's 7.20% Tax Advantaged Series B Cumulative Preferred Stock paid a cash distribution on December 26, 2001 of $0.45 per share. The Series B Preferred Shares were issued on June 20, 2001 at $25.00 per share and will pay distributions quarterly at an annual dividend rate of $1.80 per share. The percentage of the distribution treated as a long-term capital gain was 88%, which results in a tax-equivalent stated yield (based on a $25.00 liquidation value) of 9.18%. The next distribution is scheduled for March 2002.

WWW.GABELLI.COM

     Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

     In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                        WHEN
   Special Chats:     Mario J. Gabelli           First Monday of each month
                      Howard Ward                First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:


                  FEBRUARY                        MARCH                         APRIL
1st Wednesday     Charles Minter & Martin Weiner  Henry van der Eb              Susan Bryne
2nd Wednesday     Ivan Arteaga                    Walter Walsh & Laura Linehan  Lynda Calkin
3rd Wednesday     Tim O'Brien                     Tim O'Brien                   Caesar Bryan
4th Wednesday     Barbara Marcin                  Barbara Marcin                Barbara Marcin

     All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

     You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

     2001 has been a year most would like to forget. For the first time since Pearl Harbor, America has been attacked and suffered substantial casualties. We have been forced into what will be a long and costly war against terrorism. Many Americans lost their jobs as the overheated economy came to an abrupt standstill. Yet, we have survived and both the resilient economy and rebounding stock market are pointing to a better year ahead. We wish all our shareholders a Happy New Year, with growing confidence that 2002 will be just that.

                                  Sincerely,

                                  /S/ MARIO J. GABELLI, CFA
                                  Portfolio Manger and Chief Investment Officer

February 14, 2002

--------------------------------------------------------------------------------

                                SELECTED HOLDINGS
                                DECEMBER 31, 2001

American Express Co.                         Navistar International Corp.
AT&T Corp.                                   PepsiCo Inc.
Berkshire Hathaway Inc.                      SPS Technologies Inc.
CLARCOR Inc.                                 Viacom Inc.
Liberty Media Corp.                          Willamette Industries Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio managers only through the end of the period stated in this report. The managers' views are subject to change at any time based on market and other conditions.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         QUARTER ENDED DECEMBER 31, 2001
                                   (UNAUDITED)

                                                   OWNERSHIP AT
                                                    DECEMBER 31,
                                          SHARES       2001
                                         --------  -------------

NET PURCHASES
COMMON STOCKS
Acuity Brands Inc. (a) ................   220,000       220,000
Aetna Inc. ............................    50,000        50,000
America Movil, SA de CV, Cl. L, ADR ...    15,000        95,000
American Express Co. ..................    60,000       480,000
AOL Time Warner Inc. ..................   100,000       465,000
Apache Corp. (b) ......................     3,400        37,400
Argonaut Group Inc. ...................     6,400        36,400
AT&T Canada Inc., Cl. B ...............    30,000        50,000
AT&T Corp. ............................   650,000     1,500,000
AT&T Wireless Services Inc. ...........    90,000       370,170
Bank of New York Co. Inc. .............     5,000        85,000
Bank One Corp. ........................     5,000       110,000
BCE Inc. ..............................    45,000       275,000
BorgWarner Inc. .......................    11,000        36,802
Broadwing Inc. ........................   595,000       680,000
BT Group plc .......................... 1,775,000     1,775,000
BT Group plc, ADR .....................    19,000        29,000
Cable & Wireless Jamaica Ltd. (c) .....   445,102     3,338,192
Cablevision Systems Corp., Cl. A ......    95,000       515,000
Cadbury Schweppes plc, ADR ............       800        10,800
Campbell Soup Co. .....................    20,000        20,000
Cendant Corp. .........................    25,000       180,000
CH Energy Group Inc. ..................   120,000       120,000
Compania de Telecomunicaciones
   de Chile SA, ADR ...................    10,000        45,000
Cinergy Corp. .........................    20,000        20,000
Commerzbank AG, ADR ...................    90,000       190,000
Compagnie Financiere
   Richemont AG, Cl. A (d) ............   108,900       110,000
Conoco Inc. ...........................    50,000       210,000
Constellation Energy Group Inc. .......    10,000        10,000
Cooper Industries Inc. ................     5,000       115,000
CoreComm Ltd. .........................   800,000     1,000,000
Corn Products International Inc. ......    10,000       100,000
Corning Inc. ..........................   280,000       400,000
Curtiss-Wright Corp., Cl. B (e) .......     6,320         6,320
Dana Corp. ............................   135,000       250,161
Department 56 Inc. ....................    15,000        50,000
Deutsche Telekom AG, ADR ..............   186,000       240,278
Diageo plc, ADR .......................    49,000       224,000
Dominion Resources Inc. (f) ...........     8,000         8,000
Dow Jones & Co. Inc. ..................     8,000        20,000
DPL Inc. ..............................    15,000        15,000
DQE Inc. ..............................    25,000        50,000
Embratel Participacoes SA, ADR ........    60,000       210,000
EMC Corp. .............................    70,000       170,000
France Telecom SA, ADR ................    25,000        25,000
Fuller (H.B.) Co. (g) .................    12,000        24,000
GATX Corp. ............................     8,000       110,000
Gaylord Entertainment Co. .............     5,500       240,000
Gemstar-TV Guide International Inc. ...     8,000        30,432
GenTek Inc. ...........................    50,000       200,000
Genuine Parts Co. .....................    15,000       210,000
Gillette Co. ..........................    25,000       300,000
Gray Communications Systems Inc., Cl. B    10,000        25,000
Grupo Bimbo, SA de CV, Ser A ..........   166,700       166,700
Grupo Televisa SA, ADR ................     5,000       195,000
Gucci Group NV, ADR ...................    23,000        30,000
Halliburton Co. .......................   145,000       200,000
Heinz (H.J.) Co. ......................    45,000        80,000
Hercules Inc. .........................    20,000       120,000
Hilton Hotels Corp. ...................   100,000       700,000
Honeywell Inc. ........................    45,000       375,000
Italy Fund Inc. .......................    13,900        54,150
Jafco Co. Ltd. ........................     4,000        10,000
John Hancock Financial Services Inc. ..    40,000        40,000
Kellogg Co. ...........................    80,000       350,000
Kerr-McGee Corp. ......................    25,000        38,632
Lamson & Sessions Co. .................    10,600       400,600

                                                   OWNERSHIP AT
                                                    DECEMBER 31,
                                          SHARES       2001
                                         --------  -------------
Leap Wireless International Inc. ......    10,000       130,000
Liberty Media Corp., Cl. A ............   150,000     1,700,000
Loral Space & Communications Ltd. .....   130,000       200,000
Lucent Technologies Inc. ..............    30,000       130,000
Mattel Inc. ...........................    35,000       100,000
Maytag Corp. ..........................     5,000        30,000
McClatchy Co., Cl. A ..................     5,000         5,000
McGraw-Hill Companies Inc. ............     8,000       105,000
Mellon Financial Corp. ................     8,100        83,100
Metro-Goldwyn-Mayer Inc. ..............    10,000        10,000
Midas Inc. ............................    20,000       110,000
mm02 plc (h) .......................... 1,775,000     1,775,000
mm02 plc, ADR (i) .....................   115,500       115,500
Modine Manufacturing Co. ..............     5,000       335,000
Molex Inc., Cl. A .....................     7,000        16,000
National Presto Industries Inc. .......     6,000        50,000
Neiman Marcus Group Inc., Cl. A .......    34,500       104,500
News Corp. Ltd. .......................     5,000       120,000
Nextel Communications Inc., Cl. A .....    20,000       250,000
Nortel Networks Corp. .................   100,000       100,000
Northeast Utilities ...................    70,000       195,000
Northrop Grumman Corp. (j) ............    22,979        97,979
NTT DoCoMo Inc. .......................        44           100
Olympus Optical Co. Ltd. ..............     3,000        28,000
O'Reilly Automotive Inc. ..............    20,000        20,000
Park-Ohio Holdings Corp. ..............     5,000        83,715
Pennzoil-Quaker State Co. .............    88,400       163,400
PepsiAmericas Inc. ....................    10,000       600,595
Pfizer Inc. ...........................    20,000        65,000
Phoenix Companies Inc. ................    20,000       185,000
Precision Castparts Corp. .............    10,000        60,000
Prudential Financial Inc. .............     2,500         2,500
Pulitzer Inc. .........................     3,000        33,000
Rainbow Media Group ...................   290,000       500,000
Rayonier Inc. .........................    10,000        10,000
Reader's Digest Association Inc., Cl. B    10,000       185,000
Republic Services Inc. ................    10,000        65,000
Mondavi (Robert) Corp., Cl. A .........    41,300        41,300
Rogers Wireless Communications Inc.,
   Cl. B ..............................   100,000       250,000
Rohm Co. Ltd. .........................     1,000         7,400
Sammy Corp. ...........................     3,300         3,300
Scripps (E.W.) Co., Cl. A .............    46,000        71,000
Sensient Technologies Corp. ...........   100,000       200,000
Six Flags Inc. ........................    71,000       100,000
SJW Corp. .............................       200        10,200
Sony Corp., ADR .......................     2,000        47,000
Sybron Dental Specialties Inc. ........    50,000        60,000
T. Rowe Price Group Inc. ..............    30,000       100,000
Telecom Argentina Stet France
   Telecom SA, ADR ....................    12,000        20,000
Thomas & Betts Corp. ..................     7,400       250,000
Thomas Industries Inc. ................     2,000        77,000
Tokyo Electron Ltd. ...................    12,400        12,400
Tribune Co. ...........................    50,000       250,000
Tyson Foods Inc., Cl. A (k) ...........   200,000       200,000
UCAR International Inc. ...............     5,000        75,000
UnitedGlobalCom Inc., Cl. A ...........   105,000       370,000
Wachovia Corp. ........................    18,000       130,000
Waddell & Reed Financial Inc., Cl. A ..    20,100        55,100
Western Resources Inc. ................   225,800       250,000
Willamette Industries Inc. ............    82,000       322,000
Winn-Dixie Stores Inc. ................    10,000        60,000
WorldCom Inc. - MCI Group .............    60,000       100,000
Young Broadcasting Inc., Cl. A ........    20,000       110,000

PREFERRED STOCKS
Broadwing Inc., 6.750% Cv. Pfd., Ser B     31,000        31,000
Citizens Communications Co.,
   5.00% Cv. Pfd. .....................     5,000        20,000
Sequa Corp., $5.00 Cv. Pfd. ...........     2,500         3,000



                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                         QUARTER ENDED DECEMBER 31, 2001
                                   (UNAUDITED)

                                                   OWNERSHIP AT
                                        PRINCIPAL   DECEMBER 31,
                                          AMOUNT       2001
                                         --------  -------------

NET PURCHASES (CONTINUED)
CORPORATE BONDS
Charter Communications Inc., Cv.,
   4.750%, 06/01/06                    $  400,000    $  400,000
Mirant Corp., Sub. Deb. Cv.,
   2.500%, 06/15/21                     1,000,000     1,000,000

                                         SHARES
                                        --------
NET SALES
COMMON STOCKS
Amphenol Corp., Cl. A                     (75,000)        5,000
Cable & Wireless plc, ADR                  (5,000)      170,000
Carter-Wallace Inc. (l)                  (526,300)            0
Coca-Cola Enterprises Inc.                (50,000)       70,000
Coldwater Creek Inc.                       (4,000)       10,000
Comcast Corp., Cl. A, Special              (5,000)       85,000
Donaldson Co. Inc.                        (30,000)      225,000
Fairchild Corp., Cl. A                    (20,000)       90,000
Ferro Corp.                               (10,000)      315,000
Fujitsu Ltd.                              (41,000)            0
General Mills Inc.                        (15,000)       95,000
Gerber Scientific Inc.                     (5,000)      105,000
Gray Communications Systems Inc.           (5,000)       28,000
Harley Davidson Inc.                      (30,000)       70,000
Heller Financial Inc., Cl. A (m)         (868,300)            0
Hewlett-Packard Co                         (9,000)       26,000
Elisa Communications Oyj, Cl. A           (21,600)            0
IBP Inc. (k)                              (28,581)            0
ITT Industries Inc.                        (8,000)      130,000
Landauer Inc.                              (2,000)       98,000
Louis Dreyfus Natural Gas Corp. (f)       (25,000)            0
Newport News Shipbuilding Inc. (j)       (110,000)            0
NTL Inc.                                  (12,625)       60,000
Parmalat Finanziaria SpA                 (154,000)            0
Philips Electronics NV                    (25,440)            0

                                                   OWNERSHIP AT
                                                    DECEMBER 31,
                                          SHARES       2001
                                         --------  -------------
PRIMEDIA Inc.                             (12,800)      213,000
Procter & Gamble Co.                       (2,000)      110,000
Publishing & Broadcasting Ltd.            (15,000)      160,000
Ralston Purina Co. (n)                   (945,000)            0
RCN Corp.                                  (5,000)      150,000
Rohm and Haas Co.                         (22,000)      173,000
Ryder System Inc.                         (25,000)            0
Secom Co. Ltd.                             (3,000)       10,000
Sulzer AG                                  (6,000)        6,000
Sulzer Medica AG                           (9,000)       23,000
Takeda Chemical Industries Ltd.            (4,000)       14,000
Tyler Technologies Inc.                   (10,000)            0
USA Networks Inc.                         (70,000)      495,000
Viacom Inc., Cl. A                         (5,000)      850,000
Waste Management Inc.                     (10,000)      310,000
Xerox Corp.                                (2,000)       12,000
------------------------------------
(a) Spinoff--1 share of Acuity Brands Inc. for every 1 share of National Service Industries Inc.
(b) 10.00% stock dividend
(c) 15.39% stock dividend
(d) 100 for 1 stock split
(e) Spinoff--0.0649 shares of Curtiss-Wright Corp., Cl. B for every 1 share of Unitrin Inc.
(f) Merger--0.3226 shares of Dominion Resources Inc. for every 1 share of Louis Dreyfus Natural Gas Corp.
(g) 2 for 1 stock split
(h) Spinoff--1 share of mm02 plc for every 1 share of BT Group plc
(i) Spinoff--1 share of mm02 plc, ADR for every 1 share of BT Group plc, ADR
(j) Merger--0.2542 shares of Northrop Grumman Corp. for every 1 share of Newport News Shipbuilding Inc.
(k) Merger--2.3810 shares of Tyson Foods Inc. for every 1 share of IBP Inc.
(l) Cash merger at $20.44 a share
(m) Cash merger at $53.75 a share
(n) Cash merger at $33.50 a share

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2001

                                                          MARKET
     SHARES                                   COST         VALUE
     ------                                 --------      -------

             COMMON STOCKS -- 85.8%
             TELECOMMUNICATIONS -- 9.7%
      8,132  Aliant Inc. ................ $    72,479  $    152,730
      7,500  Allegiance Telecom Inc.+ ...      74,063        62,175
     30,000  ALLTEL Corp. ...............     617,209     1,851,900
     50,000  AT&T Canada Inc.,+ .........   1,502,250     1,509,500
  1,500,000  AT&T Corp. .................  25,512,207    27,210,000
      3,333  Avaya Inc.+ ................      26,540        40,496
    275,000  BCE Inc. ...................   7,620,167     6,270,000
     33,400  Brasil Telecom
               Participacoes SA, ADR ....   1,940,826     1,385,432
    680,000  Broadwing Inc.+ ............   7,434,722     6,460,000
  1,775,000  BT Group plc+ ..............   7,339,812     6,535,896
     29,000  BT Group plc, ADR+ .........   1,129,761     1,065,750
  3,338,192  Cable & Wireless
               Jamaica Ltd. .............     101,642       114,204
     95,000  Cable & Wireless plc .......   1,170,181       456,963
    170,000  Cable & Wireless plc, ADR ..   4,005,710     2,517,700
    130,000  CenturyTel Inc. ............   2,760,538     4,264,000
    100,000  Citizens Communications Co.+   1,226,788     1,066,000
    255,466  Commonwealth Telephone
               Enterprises Inc.+ ........   4,424,217    11,623,703
     20,000  Commonwealth Telephone
               Enterprises Inc., Cl. B+ .     128,902       879,000
     45,000  Compania de
               Telecomunicaciones de
               Chile SA, ADR ............     721,724       605,700
  1,000,000  CoreComm Ltd.+ .............     146,000       159,900
    240,278  Deutsche Telekom AG, ADR ...   4,091,422     4,060,698
    210,000  Embratel Participacoes
               SA, ADR+ .................   3,412,277       873,600
     25,000  France Telecom SA, ADR .....     965,924       999,750
        265  Japan Telecom Co. Ltd. .....     910,316       794,636
    100,000  KPN NV .....................     232,728       508,405
    150,000  RCN Corp.+ .................   1,064,977       439,500
      9,655  Rogers Communications
               Inc., Cl. B+ .............     137,424       164,036
    110,345  Rogers Communications
               Inc., Cl. B, ADR+ ........   1,537,198     1,853,796
    115,000  SBC Communications Inc. ....   4,106,783     4,504,550
    350,000  Sprint Corp. - FON Group ...   8,833,016     7,028,000
    186,554  Tele Norte Leste
               Participacoes SA, ADR ....   2,554,387     2,915,839
     20,000  Telecom Argentina Stet
               France Telecom SA, ADR ...     247,321       130,400
    400,040  Telecom Italia SpA .........     839,903     3,419,389
    123,000  Telecom Italia SpA, ADR ....   2,585,208    10,516,500
    135,000  Telecom Italia SpA, RNC ....     517,495       721,205
    265,249  Telefonica SA, ADR+ ........   9,757,403    10,631,180
     16,256  Telefonica SA, BDR+ ........     206,528       235,697
     36,000  Telefonos de Mexico
               SA, Cl. L, ADR ...........     389,422     1,260,720
     12,750  TELUS Corp. ................     222,542       193,695
     52,500  TELUS Corp., ADR ...........     950,397       797,567
      4,250  TELUS Corp., Non-Voting ....      74,181        61,903
     27,500  TELUS Corp.,
               Non-Voting, ADR ..........     557,547       400,546
    295,000  Verizon Communications .....  10,947,457    14,000,700
    100,000  WorldCom Inc. - MCI Group ..   1,293,071     1,270,000
                                         ------------ -------------
                                          124,390,665   142,013,361
                                         ------------ -------------
             ENTERTAINMENT -- 8.4%
    465,000  AOL Time Warner Inc.+ ......  10,947,796    14,926,500
    160,000  Canal Plus, ADR ............      34,010       102,000
    220,000  Disney (Walt) Co. ..........   4,846,732     4,558,400
    100,000  EMI Group plc, ADR .........   1,189,467     1,043,520

                                                          MARKET
     SHARES                                   COST         VALUE
     ------                                 --------      -------
    110,000  Fox Entertainment
               Group Inc., Cl. A+ .......$  2,572,691  $  2,918,300
     50,000  GC Companies Inc.+ .........      54,500        11,500
     30,432  Gemstar-TV Guide
               International Inc.+ ......   1,032,536       842,966
    195,000  Grupo Televisa SA, ADR+ ....   5,116,358     8,420,100
     24,000  Liberty Livewire Corp.,
               Cl. A+ ...................      93,109       166,730
  1,700,000  Liberty Media Corp.,
               Cl. A+ ...................   7,429,178    23,800,000
     10,000  Metro-Goldwyn-Mayer Inc.+ ..     177,381       219,000
    160,000  Publishing &
               Broadcasting Ltd. ........     893,720       802,640
      3,300  Sammy Corp. ................      92,875        76,042
    100,000  Six Flags Inc. .............   1,387,850     1,538,000
    495,000  USA Networks Inc.+ .........   5,181,820    13,518,450
    850,000  Viacom Inc., Cl. A+ ........   9,373,638    37,612,500
     30,900  Vivendi Universal SA+ ......   2,117,043     1,692,028
    210,000  Vivendi Universal SA, ADR ..   8,492,515    11,295,900
                                         ------------ -------------
                                           61,033,219   123,544,576
                                         ------------ -------------
             FINANCIAL SERVICES -- 7.6%

     26,000  Aegon NV ...................     931,905       703,754
      4,100  Allianz AG .................   1,413,422       971,045
     95,000  Allstate Corp. .............   2,571,116     3,201,500
    480,000  American Express Co. .......  16,820,362    17,131,200
     36,400  Argonaut Group Inc. ........     977,772       712,348
     90,000  Banco Santander Central
               Hispano SA, ADR ..........     322,130       747,000
     99,000  Bank of Ireland ............     525,611       937,006
     85,000  Bank of New York Co. Inc. ..   3,171,750     3,468,000
    110,000  Bank One Corp. .............   3,825,625     4,295,500
    282,000  Bankgesellschaft Berlin AG .   5,606,801       642,781
        260  Berkshire Hathaway Inc.
               Cl. A+ ...................     824,299    19,656,000
      5,000  Block (H&R) Inc. ...........      97,625       223,500
    190,000  Commerzbank AG, ADR ........   3,839,967     2,935,101
    160,000  Deutsche Bank AG, ADR+ .....   6,917,270    11,224,000
     20,000  Dun and Bradstreet Corp.+ ..     333,130       706,000
    126,000  Friends Provident plc+ .....     398,689       366,764
     56,000  HBOS plc ...................     350,184       648,765
     25,000  Hibernia Corp., Cl. A ......     198,750       444,750
     20,000  Invik & Co. AB, Cl. B ......     936,800     1,103,941
    100,000  Irish Life &
               Permanent plc, Dublin ....     781,432     1,015,030
     10,000  Jafco Co. Ltd. .............     991,754       600,489
     40,000  John Hancock Financial
               Services Inc. ............   1,551,590     1,652,000
     50,000  JP Morgan Chase & Co. ......   1,334,283     1,817,500
     64,000  Leucadia National Corp. ....   2,040,082     1,847,680
     83,100  Mellon Financial Corp. .....   2,686,078     3,126,222
    100,000  Midland Co. ................   1,117,752     4,380,000
     30,000  Moody's Corp. ..............     666,995     1,195,800
    171,500  Nikko Cordial Corp. ........   1,366,981       765,508
    185,000  Phoenix Companies Inc.+ ....   2,981,430     3,422,500
      2,500  Prudential Financial Inc.+ .      68,750        82,975
     50,000  Prudential plc .............     754,035       579,254
     50,000  RAS SpA ....................     534,750       588,984
     60,000  Riggs National Corp. .......     552,538       838,200
     80,000  State Street Corp. .........   1,417,370     4,180,000
     30,000  Stilwell Financial Inc. ....     470,956       816,600
     20,000  SunTrust Banks Inc. ........     419,333     1,254,000
     10,200  Swiss Re ...................     975,235     1,025,965
    100,000  T. Rowe Price Group Inc. ...   3,379,425     3,473,000
     50,000  Unitrin Inc. ...............     761,022     1,976,000
    130,000  Wachovia Corp. .............   4,051,382     4,076,800

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                          MARKET
     SHARES                                   COST         VALUE
     ------                                 --------      -------


             COMMON STOCKS (CONTINUED)
             FINANCIAL SERVICES (CONTINUED)
     55,100  Waddell & Reed
               Financial Inc., Cl. A ....$  1,150,377  $  1,774,220
                                         ------------  ------------
                                           80,116,758   110,607,682
                                         ------------  ------------
             FOOD AND BEVERAGE -- 6.3%
     10,108  Advantica Restaurant
               Group Inc.+ ..............      14,357         6,874
     10,800  Cadbury Schweppes plc, ADR .     271,368       277,776
     20,000  Campbell Soup Co. ..........     610,897       597,400
     15,000  Coca-Cola Co. ..............     682,313       707,250
     70,000  Coca-Cola Enterprises Inc. .   1,073,692     1,325,800
    150,940  Compass Group plc ..........   1,075,654     1,131,352
    100,000  Corn Products
               International Inc. .......   2,916,387     3,525,000
    100,000  Diageo plc .................   1,037,393     1,142,499
    224,000  Diageo plc, ADR ............   8,642,745    10,364,480
     15,000  Flowers Foods Inc.+ ........     576,491       598,800
     95,000  General Mills Inc. .........   3,231,955     4,940,950
    166,700  Grupo Bimbo, SA de CV,
               Ser. A ...................     335,855       336,362
     20,000  Hain Celestial Group Inc.+ .     267,663       549,200
     80,000  Heinz (H.J.) Co. ...........   3,240,544     3,289,600
     30,000  Interbrew SA ...............     845,071       821,373
    350,000  Kellogg Co. ................   9,771,694    10,535,000
     75,000  Kerry Group plc, Cl. A .....     860,877       918,002
     60,500  LVMH Moet Hennessy
               Louis Vuitton, ADR .......     416,625       498,520
     41,300  Mondavi (Robert) Corp.,
               Cl. A+ ...................   1,286,495     1,569,400
    600,595  PepsiAmericas Inc. .........   8,073,962     8,288,211
    525,000  PepsiCo Inc. ...............  15,142,741    25,562,250
     60,000  Ralcorp Holdings Inc.+ .....     940,903     1,362,000
     10,000  Sara Lee Corp. .............     188,640       222,300
    100,830  Tootsie Roll Industries Inc.    1,580,96     3,940,436
    200,000  Tyson Foods Inc., Cl. A ....   1,982,700     2,310,000
    150,000  Wrigley (Wm.) Jr. Co. ......   3,610,220     7,705,500
                                         ------------ -------------
                                           68,678,211    92,526,335
                                         ------------ -------------
             EQUIPMENT AND SUPPLIES-- 6.1%
    120,000  AMETEK Inc. ................   1,873,494     3,826,800
      5,000  Amphenol Corp., Cl. A+ .....      68,437       240,250
     10,000  Caterpillar Inc. ...........     136,559       522,500
     95,000  CIRCOR International Inc. ..     981,440     1,752,750
    107,000  CLARCOR Inc. ...............   1,347,205     2,905,050
    320,000  Deere & Co. ................   3,134,721    13,971,200
    225,000  Donaldson Co. Inc. .........   1,502,029     8,739,000
    150,000  Flowserve Corp.+ ...........   2,554,162     3,991,500
      6,500  Franklin Electric Co. ......     210,023       533,000
    105,000  Gerber Scientific Inc. .....   1,163,763       976,500
    297,000  IDEX Corp. .................   1,929,521    10,246,500
     20,000  Ingersoll-Rand Co. .........     713,378       836,200
     60,000  Lufkin Industries Inc. .....   1,105,224     1,608,000
      1,000  Manitowoc Co. Inc. .........      25,450        31,100
    430,000  Navistar International Corp.+  6,528,284    16,985,000
     28,000  Olympus Optical Co. Ltd. ...     418,424       402,716
     20,000  PACCAR Inc. ................     450,000     1,312,400
     84,500  Sequa Corp., Cl. A+ ........   3,371,578     4,015,440
     75,000  Sequa Corp., Cl. B+ ........   3,888,160     4,050,000
    170,000  SPS Technologies Inc.+ .....   2,963,443     5,936,400
     60,000  Sybron Dental
               Specialties Inc.+ ........   1,140,669     1,294,800
     48,000  THK Co. Ltd. ...............   1,129,619       700,260
     75,000  UCAR International Inc.+ ...   1,008,428       802,500


                                                          MARKET
     SHARES                                   COST         VALUE
     ------                                 --------      -------

    250,000  Watts Industries Inc., Cl.A $  3,331,739 $   3,750,000
    100,000  Weir Group plc .............     420,789       351,482
                                         ------------ -------------
                                           41,396,539    89,781,348
                                         ------------ -------------
             WIRELESS COMMUNICATIONS -- 5.5%
     95,000  America Movil,
               SA de CV, Cl. L, ADR+ ....   1,235,397     1,850,600
    370,170  AT&T Wireless
               Services Inc.+ ...........   5,776,047     5,319,343
    130,000  Leap Wireless
               International Inc.+ ......   2,998,412     2,726,100
  1,775,000  mm02 plc+ ..................   1,980,584     2,234,605
    115,500  mm02 plc, ADR+ .............   1,433,317     1,455,300
    250,000  Nextel Communications
               Inc., Cl. A+ .............   3,942,464     2,740,000
        100  NTT DoCoMo Inc.+ ...........   1,387,730     1,175,035
    250,000  Rogers Wireless
               Communications
               Inc., Cl. B+ .............   3,494,025     3,637,500
    220,000  Sprint Corp. - PCS Group+ ..     287,077     5,370,200
     16,700  Tele Celular Sul
               Participacoes SA, ADR ....     266,992       273,045
     55,666  Tele Centro Oeste Celular
               Participacoes SA, ADR ....     166,868       389,662
      3,340  Tele Leste Celular
               Participacoes SA, ADR+ ...      89,340        68,303
      8,350  Tele Nordeste Celular
               Participacoes SA, ADR ....     123,227       235,386
      3,340  Tele Norte Celular
               Participacoes SA, ADR ....      51,601        76,352
  1,400,000  Telecom Italia Mobile SpA ..   2,244,688     7,815,728
      8,350  Telemig Celular
               Participacoes SA, ADR ....     241,320       314,127
    450,000  Telephone & Data
               Systems Inc. .............  37,059,011    40,387,500
     66,800  Telesp Celular
               Participacoes SA, ADR ....   2,135,935       618,568
    553,888  Vodafone Group plc .........     915,040     1,449,029
    100,000  Vodafone Group plc, ADR ....     927,768     2,568,000
                                         ------------ -------------
                                           66,756,843    80,704,383
                                         ------------ -------------
             PUBLISHING -- 4.4%
     20,000  Dow Jones & Co. Inc. .......   1,030,036     1,094,600
    646,000  Independent News & Media
               plc, Dublin ..............   1,428,821     1,207,885
      5,000  McClatchy Co., Cl. A .......     240,250       235,000
    105,000  McGraw-Hill Companies Inc. .   2,621,025     6,402,900
    400,000  Media General Inc., Cl. A ..   9,832,030    19,932,000
    125,000  Meredith Corp. .............   2,091,314     4,456,250
    115,000  New York Times Co., Cl. A ..     790,115     4,973,750
    120,000  News Corp. Ltd. ............     696,029       959,606
      5,000  News Corp. Ltd., ADR .......      54,120       159,050
    400,000  Penton Media Inc. ..........   4,849,118     2,504,000
    213,000  PRIMEDIA Inc.+ .............   1,376,009       926,550
     33,000  Pulitzer Inc. ..............   1,483,667     1,683,000
    185,000  Reader's Digest Association
               Inc., Cl. B ..............   4,595,037     4,144,000
     71,000  Scripps (E.W.) Co., Cl. A ..   4,626,214     4,686,000
     91,842  Seat-Pagine Gialle SpA .....     204,007        74,169
    400,000  SCMP Group Ltd. ............     273,726       251,351
     75,000  Thomas Nelson Inc.+ ........     908,325       832,500
    250,000  Tribune Co. ................   8,604,264     9,357,500
                                         ------------ -------------
                                           45,704,107    63,880,111
                                         ------------ -------------


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

                                                          MARKET
     SHARES                                   COST         VALUE
     ------                                 --------      -------


             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES -- 4.3%
     73,400  AGL Resources Inc. .........$  1,322,958  $  1,689,668
     37,400  Apache Corp. ...............     844,013     1,865,512
    120,000  BP plc .....................     725,215       932,629
    248,800  BP plc, ADR ................   5,313,984    11,571,688
    135,000  Burlington Resources Inc. ..   5,842,869     5,067,900
    120,000  CH Energy Group Inc. .......   4,952,044     5,216,400
     20,000  Cinergy Corp. ..............     609,846       668,600
    210,000  Conoco Inc. ................   5,050,835     5,943,000
     10,000  Constellation Energy
               Group Inc. ...............     237,177       265,500
      8,000  Dominion Resources Inc. ....     486,400       480,800
     15,000  DPL Inc. ...................     355,514       361,200
     50,000  DQE Inc. ...................   1,003,350       946,500
     12,366  DTE Energy Co. .............     549,316       518,630
    400,000  El Paso Electric Co.+ ......   3,236,625     5,800,000
     20,000  Energy East Corp. ..........     429,788       379,800
    200,000  Halliburton Co. ............   3,620,593     2,620,000
     38,632  Kerr-McGee Corp. ...........   2,281,548     2,117,034
    210,000  Niagara Mohawk
               Holdings Inc.+ ...........   3,101,421     3,723,300
    100,000  NiSource Inc.+ .............     200,000       232,000
    195,000  Northeast Utilities ........   3,785,441     3,437,850
    163,400  Pennzoil-Quaker State Co.+ .   2,616,442     2,361,130
    100,000  Progress Energy Inc. .......      52,000        44,000
     10,200  SJW Corp. ..................     915,141       869,958
     14,000  Southwest Gas Corp. ........     289,625       312,900
      4,907  Total Fina Elf SA ..........     655,890       700,800
    250,000  Western Resources Inc. .....   4,257,167     4,300,000
                                         ------------ -------------
                                           52,735,202    62,426,799
                                         ------------ -------------
             DIVERSIFIED INDUSTRIAL-- 4.0%
    220,000  Acuity Brands Inc. .........   3,801,308     2,662,000
    195,000  Ampco-Pittsburgh Corp. .....   2,627,873     2,096,250
    115,000  Cooper Industries Inc. .....   5,409,747     4,015,800
    270,000  Crane Co. ..................   5,062,737     6,922,800
    110,000  GATX Corp. .................   1,748,853     3,577,200
    200,000  GenTek Inc.+ ...............   1,587,121       342,000
    260,000  Greif Bros. Corp., Cl. A ...   4,845,131     8,567,000
      3,400  Greif Bros. Corp., Cl. B ...      69,825       107,780
    375,000  Honeywell Inc. .............  13,199,849    12,682,500
    130,000  ITT Industries Inc. ........   3,967,255     6,565,000
    400,600  Lamson & Sessions Co.+ .....   2,458,185     2,103,150
    140,000  National Service
               Industries Inc. ..........     464,391       282,800
     83,715  Park-Ohio Holdings Corp.+ ..   1,009,737       266,214
    200,000  Sensient Technologies Corp.    3,600,064     4,162,000
     12,420  Smith Industries plc .......     223,040       122,376
      6,000  Sulzer AG ..................   1,275,079       921,526
     77,000  Thomas Industries Inc. .....     816,982     1,925,000
     50,000  Trinity Industries Inc. ....     945,000     1,358,500
                                         ------------ -------------
                                           53,112,177    58,679,896
                                         ------------ -------------
             CONSUMER PRODUCTS -- 3.7%
     70,000  Altadis SA .................   1,030,995     1,190,434
     43,000  Christian Dior SA ..........   1,514,055     1,319,725
     10,000  Church & Dwight Co. Inc. ...      99,536       266,300
    110,000  Compagnie Financiere
               Richemont AG, Cl. A ......   1,550,184     2,043,920
     50,000  Department 56 Inc.+ ........     524,317       430,000
    350,001  Energizer Holdings Inc.+ ...   5,362,847     6,667,519
     90,000  Fortune Brands Inc. ........   2,401,342     3,563,100
    250,000  Gallaher Group plc, ADR ....   4,342,521     6,737,500
    300,000  Gillette Co. ...............   9,680,864    10,020,000
      2,000  Givaudan SA ................     550,742       609,532


                                                          MARKET
     SHARES                                   COST         VALUE
     ------                                 --------      -------

     70,000  Harley Davidson Inc. .......$    176,313  $  3,801,700
     15,000  Matsushita Electric Industrial
               Co. Ltd., ADR ............     178,325       189,000
    100,000  Mattel Inc. ................   1,549,565     1,720,000
     30,000  Maytag Corp. ...............     913,036       930,900
     50,000  National Presto Industries
               Inc. .....................   1,768,883     1,387,500
      9,500  Nintendo Co. Ltd. ..........     784,763     1,663,551
     20,000  Philip Morris Companies Inc.     600,935       917,000
    110,000  Procter & Gamble Co. .......   7,668,453     8,704,300
     32,000  Shimano Inc. ...............     521,107       363,803
     15,000  Swatch Group AG, Cl. B+ ....     868,35      1,348,409
     10,425  Syratech Corp.+ (a) ........     333,704         7,037
                                         ------------ -------------
                                           42,420,838    53,881,230
                                         ------------ -------------
             CABLE-- 3.1%
    515,000  Cablevision Systems Corp.,
               Cl. A+ ...................   7,770,006    24,436,750
     40,000  Comcast Corp., Cl. A .......     341,837     1,440,000
     85,000  Comcast Corp., Cl. A,
               Special ..................     756,584     3,060,000
     60,000  NTL Inc.+ ..................     298,014        56,400
    500,000  Rainbow Media Group+ .......   7,238,251    12,350,000
     20,000  Shaw Communications Inc.,
               Cl. B ....................      52,983       423,239
     80,000  Shaw Communications Inc.,
               Cl. B, Non-Voting ........     329,197     1,696,000
    370,000  UnitedGlobalCom Inc.,
               Cl. A+ ...................   2,499,253     1,850,000
                                         ------------ -------------
                                           19,286,125    45,312,389
                                         ------------ -------------

             AUTOMOTIVE: PARTS AND ACCESSORIES-- 2.9%
     20,000  ArvinMeritor Inc. ..........     387,543       392,800
     36,802  BorgWarner Inc. ............   1,669,649     1,922,904
    250,161  Dana Corp. .................   4,053,920     3,472,235
     65,000  Delphi Automotive
               Systems Corp. ............     766,915       887,900
    260,000  GenCorp Inc. ...............   2,470,673     3,668,600
    210,000  Genuine Parts Co. ..........   5,500,492     7,707,000
    114,000  Johnson Controls Inc. ......   1,890,245     9,205,500
    110,000  Midas Inc. .................   1,575,679     1,265,000
    335,000  Modine Manufacturing Co. ...   4,388,179     7,815,550
     20,000  O'Reilly Automotive Inc.+ ..     579,199       729,400
     75,000  Scheib (Earl) Inc.+ ........     667,781       126,000
    163,000  Standard Motor Products Inc.   1,748,388     2,265,700
     70,000  Superior Industries
               International Inc. .......   1,819,682     2,817,500
    105,000  TransPro Inc. ..............     936,807       325,500
                                         ------------ -------------
                                           28,455,152    42,601,589
                                         ------------ -------------

             HEALTH CARE -- 2.1%
     50,000  Aetna Inc.                     1,488,635     1,649,500
     40,000  American Home
               Products Corp.               1,929,780     2,454,400
     60,000  Amgen Inc.+                      256,894     3,386,400
     40,000  Apogent Technologies Inc.+       803,368     1,032,000
     10,000  AstraZeneca plc, London          385,298       450,887
     35,146  AstraZeneca plc,
               Stockholm                    1,255,532     1,611,604
     12,000  Aventis SA                       899,375       852,091
     26,000  Biogen Inc.+                     181,025     1,491,100
     75,036  GlaxoSmithKline plc            1,817,378     1,881,660
      4,000  GlaxoSmithKline plc, ADR         216,096       199,280
     56,011  Invitrogen Corp.+              2,678,982     3,468,761
     46,000  Novartis AG                    1,431,247     1,662,360
    108,000  Novartis AG, Registered          948,510     3,942,000


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001


                                                          MARKET
     SHARES                                   COST         VALUE
     ------                                 --------      -------

             COMMON STOCKS (CONTINUED)
             HEALTH CARE (CONTINUED)
     65,000  Pfizer Inc. ................$  1,077,000 $   2,590,250
     17,900  Roche Holding AG ...........   1,644,702     1,277,578
     20,000  Sanofi-Synthelabo SA .......     967,750     1,492,272
     10,000  Schering-Plough Corp. ......     354,700       358,100
     23,000  Sulzer Medica AG ...........   1,394,669       969,710
     14,000  Takeda Chemical
               Industries Ltd. ..........     782,347       633,450
                                         ------------ -------------
                                           20,513,288    31,403,403
                                         ------------ -------------

             HOTELS AND GAMING -- 2.1%
    120,000  Aztar Corp.+ ...............     843,207     2,196,000
     90,000  Boca Resorts Inc., Cl. A+ ..     787,000     1,179,000
    240,000  Gaylord Entertainment Co.+ .   6,198,541     5,904,000
      5,000  GTECH Holdings Corp.+ ......      86,269       226,450
  1,450,000  Hilton Group plc ...........   4,607,137     4,452,836
    700,000  Hilton Hotels Corp. ........   7,194,239     7,644,000
    115,000  MGM Mirage Inc.+ ...........   3,120,233     3,320,050
    430,000  Park Place
               Entertainment Corp.+ .....   2,424,893     3,943,100
     60,000  Starwood Hotels &
               Resorts Worldwide Inc. ...   1,300,682     1,791,000
                                         ------------ -------------
                                           26,562,201    30,656,436
                                         ------------ -------------

             PAPER AND FOREST PRODUCTS-- 2.1%
    180,000  Pactiv Corp.+ ..............   1,875,630     3,195,000
     10,000  Rayonier Inc. ..............     465,432       504,700
    253,000  St. Joe Co. ................   1,873,208     7,020,750
    105,000  Westvaco Corp. .............   2,856,244     2,987,250
    322,000  Willamette Industries Inc. .  15,152,490    16,782,640
                                         ------------ -------------
                                           22,223,004    30,490,340
                                         ------------ -------------

             RETAIL -- 1.9%
    200,000  Albertson's Inc. ...........   5,669,538     6,298,000
    320,000  AutoNation Inc.+ ...........   3,605,501     3,945,600
     10,000  Coldwater Creek Inc.+ ......     181,517       211,800
     16,000  Delhaize Le Lion SA, ADR ...     908,672       816,000
     30,000  Gucci Group NV, ADR ........   2,431,099     2,547,000
    100,000  Lillian Vernon Corp. .......   1,362,258       665,000
    104,500  Neiman Marcus Group Inc.,
               Cl. A ....................   3,281,330     3,246,815
    320,000  Neiman Marcus Group Inc.,
               Cl. B+ ...................   7,741,769     9,504,000
     60,000  Winn-Dixie Stores Inc. .....     728,476       855,000
                                         ------------ -------------
                                           25,910,160    28,089,215
                                         ------------ -------------

             AEROSPACE -- 1.3%
    125,000  BAE Systems plc ............     754,039       563,063
    118,000  Boeing Co. .................   3,948,316     4,576,040
    100,000  Lockheed Martin Corp. ......   2,641,248     4,667,000
     97,979  Northrop Grumman Corp. .....   7,050,472     9,877,240
                                         ------------ -------------
                                           14,394,075    19,683,343
                                         ------------ -------------

             SPECIALTY CHEMICALS-- 1.2%
      5,400  Ciba Specialty Chemicals,
               ADR+(b) ..................      21,141       167,940
     10,000  du Pont de Nemours
               (E.I.) & Co. .............     327,500       425,100
    315,000  Ferro Corp. ................   5,737,904     8,127,000
     24,000  Fuller (H.B.) Co. ..........     457,469       690,480
    120,000  Hercules Inc.+ .............   1,543,119     1,200,000
    210,000  Omnova Solutions Inc. ......   1,767,940     1,428,000
    173,000  Rohm and Haas Co. ..........   5,345,527     5,990,990
     11,697  Syngenta AG, ADR+ ..........      22,129       123,988
                                         ------------ -------------
                                           15,222,729    18,153,498
                                         ------------ -------------

                                                          MARKET
     SHARES                                   COST         VALUE
     ------                                 --------      -------

             BROADCASTING -- 1.1%
     50,000  Ackerley Group Inc.+ .......$    544,974  $    875,000
     16,666  Corus Entertainment Inc.,
               Cl. B+ ...................      62,036       330,969
     28,000  Gray Communications
               Systems Inc. .............     376,900       388,640
     25,000  Gray Communications
               Systems Inc., Cl. B ......     355,780       259,750
    200,000  Liberty Corp. ..............   8,528,905     8,230,000
      4,000  Nippon Broadcasting
               System Inc. ..............     161,709       106,821
     50,375  NRJ Group ..................     483,579       939,216
    131,000  Paxson Communications
               Corp.+ ...................   1,311,348     1,368,950
     14,700  RTL Group, Brussels ........     649,036       576,550
      3,000  RTL Group, New York ........     126,100       117,797
    100,000  Television Broadcasting Ltd.     396,239       433,453
    110,000  Young Broadcasting Inc.,
               Cl. A+ ...................   2,713,685     1,974,500
                                         ------------ -------------
                                           15,710,291    15,601,646
                                         ------------ -------------

             AGRICULTURE -- 1.0%
  1,050,000  Archer-Daniels-Midland Co. .  13,728,377    15,067,500
      5,000  Delta & Pine Land Co. ......      84,396       113,150
                                         ------------ -------------
                                           13,812,773    15,180,650
                                         ------------ -------------

             REAL ESTATE -- 0.8%
    450,000  Catellus Development Corp.+    6,751,839     8,280,000
     75,000  Cheung Kong (Holdings) Ltd.      871,487       779,061
     44,000  Florida East Coast
               Industries Inc., Cl. A ...     523,108     1,018,600
     58,451  Florida East Coast
               Industries Inc., Cl. B ...     964,977     1,221,626
     55,000  Griffin Land &
               Nurseries Inc.+ ..........     513,143       748,550
      4,753  HomeFed Corp.+ .............         851         4,515
                                         ------------ -------------
                                            9,625,405    12,052,352
                                         ------------ -------------

             ENVIRONMENTAL SERVICES -- 0.8%
     65,000  Republic Services Inc.+ ....     875,761     1,298,050
    310,000  Waste Management Inc. ......   5,547,425     9,892,100
                                         ------------ -------------
                                            6,423,186    11,190,150
                                         ------------ -------------

             ELECTRONICS -- 0.7%
      3,000  Hitachi Ltd., ADR ..........     218,796       219,570
     16,000  Molex Inc., Cl. A ..........     504,206       432,800
      7,500  NEC Corp., ADR .............      43,625        77,775
     38,800  Philips Electronics NV, ADR       53,456     1,129,468
      7,400  Rohm Co. Ltd. ..............   1,438,657       960,430
     47,000  Sony Corp., ADR ............   1,554,214     2,119,700
    250,000  Thomas & Betts Corp. .......   4,581,748     5,287,500
     12,400  Tokyo Electron Ltd. ........     702,116       608,363
                                         ------------ -------------
                                            9,096,818    10,835,606
                                         ------------ -------------

             COMMUNICATIONS EQUIPMENT-- 0.7%
     68,000  Acterna Corp.+ .............     245,121       268,600
    290,000  Allen Telecom Inc.+ ........   2,191,165     2,465,000
    400,000  Corning Inc. ...............   4,358,792     3,568,000
    130,000  Lucent Technologies Inc.+ ..   1,154,016       817,700
    100,000  Motorola Inc. ..............   1,415,823     1,502,000
    100,000  Nortel Networks Corp. ......     725,285       750,000
     44,000  Scientific-Atlanta Inc. ....     355,750     1,053,360
                                         ------------ -------------
                                           10,445,952    10,424,660
                                         ------------ -------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001


                                                          MARKET
     SHARES                                   COST         VALUE
     ------                                 --------      -------

             COMMON STOCKS (CONTINUED)
             CONSUMER SERVICES -- 0.7%
     40,000  Loewen Group Inc. ..........$     48,700  $      1,440
    510,000  Rollins Inc. ...............   5,737,037    10,200,000
                                         ------------ -------------
                                            5,785,737    10,201,440
                                         ------------ -------------

             BUSINESS SERVICES -- 0.6%
     60,000  ANC Rental Corp.+ ..........     578,273         1,800
    180,000  Cendant Corp.+ .............   2,573,002     3,529,800
      1,000  CheckFree Corp.+ ...........       9,040        18,000
     98,000  Landauer Inc. ..............     634,307     3,317,300
     70,000  Nashua Corp.+ ..............     634,028       407,400
     10,833  Reuters Holdings plc, ADR ..     815,788       649,872
     10,000  Secom Co. Ltd. .............     647,479       502,060
    250,000  Securicor Group plc ........           0       427,528
      3,500  SYNAVANT Inc.+ .............      27,506        14,000
                                         ------------ -------------
                                            5,919,423     8,867,760
                                         ------------ -------------

             AUTOMOTIVE -- 0.5%
     15,000  Ford Motor Co. .............     409,640       235,800
    157,942  General Motors Corp. .......   4,799,093     7,675,981
                                         ------------ -------------
                                            5,208,733     7,911,781
                                         ------------ -------------

             BUILDING AND CONSTRUCTION-- 0.5%
    112,500  CRH plc ....................   1,363,025     1,986,320
     32,222  Huttig Building
               Products Inc.+ ...........      81,163       196,554
     15,000  Martin Marietta
               Materials Inc. ...........     322,688       699,000
    144,000  Nortek Inc.+ ...............   1,930,643     4,017,600
      5,000  Nortek Inc.,
               Special Common+(a) .......      72,155       139,500
                                         ------------ -------------
                                            3,769,674     7,038,974
                                         ------------ -------------

             AVIATION: PARTS AND SERVICES-- 0.5%
     98,000  Curtiss-Wright Corp. .......   2,425,885     4,679,500
      6,320  Curtiss-Wright Corp., Cl. B      195,120       293,880
     90,000  Fairchild Corp., Cl. A+ ....   1,111,343       261,000
     60,000  Precision Castparts Corp. ..   1,113,468     1,695,000
                                         ------------ -------------
                                            4,845,816     6,929,380
                                         ------------ -------------

             COMPUTER SOFTWARE AND SERVICES-- 0.3%
     20,000  Capcom Co. Ltd. ............     684,260       529,529
     10,000  Computer Associates
               International Inc. .......     254,406       344,900
    170,000  EMC Corp.+ .................   3,017,532     2,284,800
    160,000  Genuity Inc.+ ..............     807,729       252,800
      2,500  Obic Co. Ltd. ..............     401,284       495,956
                                         ------------ -------------
                                            5,165,211     3,907,985
                                         ------------ -------------

             SATELLITE-- 0.3%
    180,323  General Motors Corp.,
               Cl. H+ ...................   2,584,089     2,785,990
    340,000  Liberty Satellite &
               Technology Inc., Cl. A+ ..     900,012       319,600
    200,000  Loral Space &
               Communications Ltd.+ .....     706,704       598,000
                                         ------------ -------------
                                            4,190,805     3,703,590
                                         ------------ -------------

             METALS AND MINING-- 0.2%
     72,500  Harmony Gold Mining Co.
               Ltd. .....................     347,738       474,469
     15,000  Harmony Gold Mining Co.
               Ltd., ADR ................      79,800        97,650

                                                          MARKET
     SHARES                                   COST         VALUE
     ------                                 --------      -------

    100,000  Newmont Mining Corp. .......$  1,911,923  $  1,911,000
     50,000  Placer Dome Inc. ...........     487,169       545,500
                                         ------------ -------------
                                            2,826,630     3,028,619
                                         ------------ -------------

             CLOSED END FUNDS -- 0.2%
     59,000  Central European Equity
               Fund Inc. ................     740,735       682,040
     70,000  Dresdner RCM
               Europe Fund Inc. .........     512,662       563,500
     18,592  France Growth Fund Inc. ....     184,694       136,279
     54,150  Italy Fund Inc. ............     450,250       346,560
     68,000  New Germany Fund Inc. ......     750,658       399,160
     44,000  Royce Value Trust Inc. .....     503,064       691,680
                                         ------------ -------------
                                            3,142,063     2,819,219
                                         ------------ -------------

             TRANSPORTATION -- 0.2%
    100,000  AMR Corp.+ .................   1,924,248     2,217,000
      7,500  Kansas City Southern
               Industries Inc. ..........      13,986       105,975
     31,273  Tsakos Energy
               Navigation Ltd.+ .........     449,997       400,968
                                         ------------ -------------
                                            2,388,231     2,723,943
                                         ------------ -------------
             COMPUTER HARDWARE -- 0.0%

     26,000  Hewlett-Packard Co. ........     839,290       534,040
     12,000  Xerox Corp. ................     138,600       125,040
                                         ------------ -------------
                                              977,890       659,080
                                         ------------ -------------

             EDUCATIONAL SERVICES -- 0.0%
     14,000  Benesse Corp. ..............   1,157,011       363,193
                                         ------------ -------------
             TOTAL COMMON
              STOCKS .................... 919,402,942 1,257,875,962
                                         ------------ -------------

             PREFERRED STOCKS -- 1.7%
             PUBLISHING -- 1.4%
    767,491  News Corp. Ltd., Pfd., ADR .  20,860,601    20,307,808
                                         ------------ -------------

             TELECOMMUNICATIONS -- 0.2%
     31,000  Broadwing Inc.,
               6.750% Cv. Pfd., Ser. B ..     986,633     1,054,000
     20,000  Citizens Communications Co.,
               5.000% Cv. Pfd. ..........     986,648       890,000
                                         ------------ -------------
                                            1,973,281     1,944,000
                                         ------------ -------------
             AEROSPACE-- 0.1%
     14,021  Northrop Grumman Corp.,
               7.000% Cv. Pfd., Ser. B ..   1,633,727     1,738,604
                                         ------------ -------------

             EQUIPMENT AND SUPPLIES -- 0.0%
      3,000  Sequa Corp.,
               $5.00 Cv. Pfd. ...........     239,700       240,300
                                         ------------ -------------

             BROADCASTING -- 0.0%
     43,000  ProSieben Sat.1 Media
               AG, Pfd. .................     611,067       220,146
                                         ------------ -------------

             WIRELESS COMMUNICATIONS -- 0.0%
 10,760,547  Telesp Celular
               Participacoes SA, Pfd.,+ .      82,623        39,587
                                         ------------ -------------
             TOTAL PREFERRED
             STOCKS .....................  25,400,999    24,490,445
                                         ------------ -------------



                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2001

  PRINCIPAL                                               MARKET
   AMOUNT                                     COST        VALUE
  ---------                                  -------    ---------

             CORPORATE BONDS -- 0.4%
             ENVIRONMENTAL SERVICES -- 0.1%
 $2,039,000  Waste Management Inc.,
               Sub. Deb. Cv.
               4.000%, 02/01/02 .........$  2,035,292 $   2,036,451
                                         ------------ -------------

             AUTOMOTIVE: PARTS AND ACCESSORIES-- 0.1%
  1,500,000  Standard Motor Products Inc.,
               Sub. Deb. Cv.
               6.750%, 07/15/09 .........   1,430,874     1,117,500
                                         ------------ -------------

             AVIATION: PARTS AND SERVICES -- 0.1%
  1,000,000  Kaman Corp.,
               Sub. Deb. Cv.
               6.000%, 03/15/12 .........     943,269       955,000
                                         ------------ -------------

             ENERGY AND UTILITIES -- 0.1%
  1,000,000  Mirant Corp.,
               Sub. Deb. Cv.
               2.500%, 06/15/21 .........     750,113       755,000
                                         ------------ -------------

             CABLE-- 0.0%
    400,000  Charter Communications Inc.,
               Cv.
               4.750%, 06/01/06 .........     331,683       367,000
                                         ------------ -------------
             PUBLISHING-- 0.0%
    200,000  News America Holdings Inc.,
               Sub. Deb. Cv.
               Zero Coupon, 03/31/02 ....     196,368       277,120
                                         ------------ -------------

             HOTELS AND GAMING-- 0.0%
    230,000  Hilton Hotels Corp.,
               Sub. Deb. Cv.
               5.000%, 05/15/06 .........     190,702       204,700
                                         ------------ -------------

             CONSUMER PRODUCTS-- 0.0%
  1,000,000  Pillowtex Corp.,
               Sub. Deb. Cv.
               6.000%, 03/15/12+(e) .....     406,180             0
                                         ------------ -------------

             TOTAL CORPORATE
             BONDS ......................   6,284,481     5,712,771
                                         ------------ -------------

   SHARES
   -------

             WARRANTS -- 0.0%
             FOOD AND BEVERAGE -- 0.0%
     62,463  Advantica Restaurant
               Group Inc.,
               expires 01/07/05+ ........     105,603            62
                                         ------------ -------------

             METALS AND MINING-- 0.0%
      5,000  Harmony Gold Mining Co.
               Ltd., ADR,
               expires 06/29/03 .........           0        15,200
                                         ------------ -------------
             TOTAL WARRANTS .............     105,603        15,262
                                         ------------ -------------

  PRINCIPAL
   AMOUNT
  --------

             U.S. GOVERNMENT OBLIGATIONS-- 7.0%
$102,712,000 U.S. Treasury Bills,
               1.670% to 1.675%++,
               02/14/02 to 03/28/02 ..... 102,404,340   102,410,955
                                         ------------ -------------

  PRINCIPAL                                               MARKET
   AMOUNT                                     COST        VALUE
  ---------                                  -------    ---------

             REPURCHASE AGREEMENT -- 5.7%

$84,006,000  Agreement with State Street
               Bank & Trust Co.,
               1.60%, dated 12/31/01,
               due 01/02/02, proceeds at
               maturity $84,013,467(c) ..$ 84,006,000 $  84,006,000
                                         ------------ -------------

  TOTAL INVESTMENTS-- 100.6% ........  $1,137,604,365 1,474,511,395
                                       ==============

  OTHER ASSETS, LIABILITIES
    AND LIQUIDATION VALUE OF
    CUMULATIVE PREFERRED STOCK-- (21.0)% ............  (308,340,384)
                                                     --------------

  NET ASSETS - COMMON STOCK -- 79.6%
    (130,067,799 common shares outstanding) ......... 1,166,171,011
                                                     --------------

  NET ASSETS - PREFERRED STOCK -- 20.4%
    (11,967,900 preferred shares outstanding) .......   299,197,500
                                                     --------------

  TOTAL NET ASSETS-- 100.0% .........................$1,465,368,511
                                                     ==============
  NET ASSET VALUE PER COMMON SHARE
    ($1,166,171,011 / 130,067,799 shares outstanding)         $8.97
                                                              =====

  -------------
        For Federal tax purposes:
        Aggregate cost ............................. $1,139,577,168
                                                     ==============
        Gross unrealized appreciation .............. $  392,983,147
        Gross unrealized depreciation ..............    (58,048,990)
                                                     --------------
        Net unrealized appreciation on investments . $  334,934,157
                                                     ==============

  -------------
  PRINCIPAL                         SETTLEMENT       NET UNREALIZED
   AMOUNT                              DATE           APPRECIATION
   ------                             ------          ------------

FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
4,992,000(d) Deliver Hong Kong Dollars
               in exchange for
               USD 639,820 .........  08/01/02       $          208
                                                     ==============

  -------------
  (a) Security fair valued under procedures established by the Board of Directors.
  (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of Rule 144A securities amounted to $167,940 or 0.0% of total net assets.
  (c) Collateralized by U.S. Treasury Notes, 4.25% to 6.50%, due 03/31/03 to 11/15/26, market value $85,688,628.
  (d)  Principal amount denoted in Hong Kong Dollars.
  (e)  Bond in default.
    +  Non-income producing security.
   ++  Represents  annualized yield at date of purchase.

ADR - American Depositary Receipt
BDR - Brazilian Depositary Receipt
RNC - Non-Convertible Savings Shares
USD - U.S. Dollars

                                           % OF
                                           MARKET        MARKET
                                            VALUE         VALUE
                                          ---------     --------
       GEOGRAPHIC DIVERSIFICATION
       United States ....................  83.4%     $1,229,864,547
       Europe ...........................  11.2         165,819,766
       Asia/Pacific Rim .................   2.7          39,558,555
       Latin America ....................   1.4          19,907,987
       Canada ...........................   1.3          18,788,421
       South Africa .....................   0.0             572,119
                                          -----      --------------
       Total Investments ................ 100.0%     $1,474,511,395
                                          -----      --------------

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS:
   Investments, at value (Cost $1,137,604,365) .............. $1,474,511,395
   Cash and foreign currency, at value (Cost $96,377) .......         96,358
   Dividends and interest receivable ........................      1,329,678
   Receivable from investments sold .........................     34,725,398
   Unrealized appreciation on forward foreign
      exchange contracts ....................................            208
   Other assets .............................................         20,503
                                                              --------------
   TOTAL ASSETS                                                1,510,683,540
                                                              --------------
LIABILITIES:

   Payable for investments purchased ........................     43,558,731
   Dividends payable ........................................        360,155
   Payable for investment advisory fees .....................        962,772
   Payable to custodian .....................................         24,000
   Other accrued expenses and liabilities ...................        409,371
                                                              --------------
   TOTAL LIABILITIES ........................................     45,315,029
                                                              --------------
   NET ASSETS ............................................... $1,465,368,511
                                                              ==============
NET ASSETS CONSIST OF:
   Series A Cumulative Preferred Stock (7.25%, $25.00
      liquidation value, $0.001  par value,
      8,000,000 shares authorized with
      5,367,900 shares issued and outstanding) .............. $  134,197,500
   Series B Cumulative Preferred Stock (7.20%, $25.00
      liquidation value, $0.001 par value,
      8,000,000 shares authorized with
      6,600,000 shares issued and outstanding) ..............    165,000,000
   Capital stock, at par value ..............................        130,068
   Additional paid-in capital ...............................    831,160,392
   Accumulated distributions in excess of
      net investment income .................................        (47,836)
   Accumulated distributions in excess of net realized
      gain on investments, options, future contracts and
      foreign currency transactions .........................     (1,972,803)
   Net unrealized appreciation on investments
      and foreign currency transactions .....................    336,901,190
                                                              --------------
   TOTAL NET ASSETS ......................................... $1,465,368,511
                                                              ==============
   NET ASSET VALUE PER COMMON SHARE
      ($1,166,171,011 / 130,067,799 shares
      outstanding; 184,000,000 shares
      authorized of $0.001 par value) .......................          $8.97
                                                                       =====

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $678,253) ............. $   15,621,453
   Interest .................................................      7,756,568
                                                              --------------
   TOTAL INVESTMENT INCOME ..................................     23,378,021
                                                              --------------
EXPENSES:
   Investment advisory fees .................................     12,063,874
   Shareholder communications expenses ......................        349,951
   Shareholder services fees ................................        255,020
   Payroll ..................................................        155,000
   Directors' fees ..........................................        147,765
   Custodian fees ...........................................        168,256
   Legal and audit fees .....................................        178,364
   Miscellaneous expenses ...................................        316,979
                                                              --------------
   TOTAL EXPENSES ...........................................     13,635,209
                                                              --------------
   LESS: CUSTODIAN FEE CREDIT ...............................        (73,335)
                                                              --------------
   NET EXPENSES .............................................     13,561,874
                                                              --------------
   NET INVESTMENT INCOME ....................................      9,816,147
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain on investments and options .............    122,752,573
   Net realized loss on foreign currency transactions .......       (112,405)
   Net realized gain on futures contracts ...................     21,376,778
                                                              --------------
   Net realized gain on investments, options, futures
      contracts and foreign currency transactions ...........    144,016,946
                                                              --------------
   Net change in net unrealized appreciation/depreciation
      on investments, futures contracts
      and foreign currency transactions .....................   (171,507,313)
                                                              --------------
   NET REALIZED AND UNREALIZED LOSS
      ON INVESTMENTS, FUTURES CONTRACTS
      AND FOREIGN CURRENCY TRANSACTIONS .....................    (27,490,367)
                                                              --------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS ....................................... $  (17,674,220)
                                                              ==============


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                              DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                                              -----------------   -----------------
OPERATIONS:
   Net investment income ..................................................................     $    9,816,147      $    5,453,347
   Net realized gain on investments, futures contracts
      and foreign currency transactions ...................................................        144,016,946         139,784,787
   Net change in unrealized appreciation/depreciation on investments,
      futures contracts and foreign currency transactions .................................       (171,507,313)       (193,936,839)
                                                                                                --------------      --------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................        (17,674,220)        (48,698,705)
                                                                                                --------------      --------------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ..................................................................         (8,582,562)         (4,400,558)
   Net realized short-term gain on investments, options,
      futures contracts and foreign currency transactions .................................         (8,156,865)                 --
   Net realized long-term gain on investments, options,
      futures contracts and foreign currency transactions .................................       (121,720,695)       (136,303,772)
                                                                                                --------------      --------------
   TOTAL DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS .......................................       (138,460,122)       (140,704,330)
                                                                                                --------------      --------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ..................................................................         (1,001,064)           (304,788)
   Net realized short-term gain on investments, options,
      futures contracts and foreign currency transactions .................................           (929,028)                 --
   Net realized long-term gain on investments, options,
      futures contracts and foreign currency transactions .................................        (13,938,133)         (9,440,571)
                                                                                                --------------      --------------
   TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ....................................        (15,868,225)         (9,745,359)
                                                                                                --------------      --------------
TRUST SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon reinvestment of dividends and
      distributions, and rights offering ..................................................        159,803,359          14,165,101
   Net increase from issuance of preferred stock ..........................................        159,329,175                  --
   Net decrease from repurchase of preferred stock ........................................            (24,870)           (394,388)
                                                                                                --------------      --------------
   NET INCREASE IN NET ASSETS FROM TRUST SHARE TRANSACTIONS ...............................        319,107,664          13,770,713
                                                                                                --------------      --------------
   NET INCREASE (DECREASE) IN NET ASSETS ..................................................        147,105,097        (185,377,681)
NET ASSETS:
   Beginning of period ....................................................................      1,318,263,414       1,503,641,095
                                                                                                --------------      --------------
   End of period (including undistributed net investment loss
      of $(47,836) and $0, respectively) ..................................................     $1,465,368,511      $1,318,263,414
                                                                                                ==============      ==============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Equity Trust Inc. (the "Equity Trust") is a closed-end, non-diversified management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. The Equity Trust had no operations until August 11, 1986, when it sold 10,696 shares of common stock to Gabelli Funds, LLC (the "Adviser") for $100,008. Investment operations commenced on August 21, 1986.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Equity Trust in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

     REPURCHASE AGREEMENTS. The Equity Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Equity Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Equity Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Equity Trust's holding period. The Equity Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Equity Trust in each agreement. The Equity Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Equity Trust may be delayed or limited.

     OPTIONS. The Equity Trust may purchase or write call or put options on securities or indices. As a writer of call options, the Equity Trust receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Equity Trust would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Equity Trust would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

      As a purchaser of put options, the Equity Trust pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Equity Trust would realize a gain upon sale or exercise. If the price of the underlying security increases, the Equity Trust would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The option activity for the Equity Trust for the year ended December 31, 2001 was as follows:

                                                   NUMBER OF
                                                   CONTRACTS       PREMIUMS
                                                   ----------      --------
Call options outstanding at December 31, 2000         250          $ 417,375
Call options written during the period                 --                 --
Call options expired during the period                 --                 --
Call options closed during the period                (250)          (417,375)
                                                      ---          ---------
Call options outstanding at December 31, 2001          --          $      --
                                                      ===          =========

     Futures Contracts. The Equity Trust may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Equity Trust's investments. Upon entering into a futures contract, the Equity Trust is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Equity Trust each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments and futures contracts. The Equity Trust recognizes a realized gain or loss when the contract is closed. There were no open futures contracts at December 31, 2001.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk the Equity Trust may not be able to enter into a closing transaction because of an illiquid secondary market.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Equity Trust may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Equity Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Equity Trust's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Equity Trust could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      FOREIGN CURRENCY TRANSLATION. The books and records of the Equity Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Equity Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders of the Equity Trust's 7.25% Tax Advantaged Series A Cumulative Preferred Stock and 7.20% Tax Advantaged Series B Cumulative Preferred Stock ("Cumulative Preferred Stock") are accrued on a daily basis and are determined as described in Note 5.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Equity Trust, timing differences and differing characterization of distributions made by the Equity Trust.

     For the year ended December 31, 2001, reclassifications were made to decrease accumulated distributions in excess of net investment income for $280,357 and decrease accumulated distributions in excess of net realized gain on investments, options, future contracts and foreign currency transactions for $388,179 with an offsetting adjustment to additional paid-in capital.

     For the fiscal year ended December 31, 2001, the tax character of distributions paid does not materially differ from accounting principles generally accepted in the United States.

     PROVISION FOR INCOME TAXES. The Equity Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

     As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Net unrealized appreciation             $334,880,551
                                                           -----------
                  Total accumulated earnings              $334,880,551
                                                           ===========


     Dividends and interest from non-U.S. sources received by the Equity Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Equity Trust intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Equity Trust's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Equity Trust is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Equity Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Equity Trust will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Equity Trust's average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Equity Trust's portfolio and oversees the administration of all aspects of the Equity Trust's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the net asset value of the common shares of the Equity Trust, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the Cumulative Preferred Stock. For the year ended December 31, 2001, the Equity Trust's total return on the net asset value of the common shares did not exceed the stated dividend rate of the Cumulative Preferred Stock. Thus, such management fees were not earned on the incremental assets.

     During the year ended December 31, 2001, Gabelli & Company, Inc. and its affiliates received $664,606 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Equity Trust.

4.  PORTFOLIO  SECURITIES.   Cost  of  purchases  and  proceeds  from  sales  of
securities, other than short-term securities, for the year ended December 31, 2001 aggregated $523,886,380 and $297,177,920, respectively.

5. CAPITAL. The Articles of Incorporation, dated May 19, 1986, permit the Equity Trust to issue 184,000,000 shares of common stock (par value $0.001). The Board of Directors of the Equity Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Directors may determine from time to time) from the net asset value of the shares. During the year ended December 31, 2001, the Equity Trust did not repurchase any shares of its common stock in the open market.

      On January 10, 2001, the Equity Trust distributed one transferable right for each of the 108,688,408 common shares outstanding to shareholders of record on that date. Six rights were required to purchase one additional common share at the subscription price of $7.00 per share. The subscription period expired on February 13, 2001. The rights offering was fully subscribed resulting in the issuance of 18,114,735 common shares and proceeds of $126,803,145 to the Equity Trust, prior to the deduction of estimated expenses of $500,000. The net asset value per share of the Equity Trust common shareholders was reduced by approximately $0.62 per share as a result of the issuance.

                           THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      Transactions in common stock were as follows:


                                             YEAR ENDED                         YEAR ENDED
                                          DECEMBER 31, 2001                  DECEMBER 31, 2000
                                      -------------------------         -------------------------
                                        Shares       Amount               Shares       Amount
                                      ----------   ------------         ----------   ------------
Shares issued in rights offering      18,114,735   $126,303,145                 --            --
Shares issued upon reinvestment
  of dividends and distributions       3,264,654     33,500,214          1,311,793    $14,165,101
                                      ----------   ------------         ----------    -----------
Net increase                          21,379,389   $159,803,359          1,311,793    $14,165,101
                                      ----------   ------------         ----------    -----------


      The holders of Cumulative Preferred Stock have voting rights equivalent to those of the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. In addition, the 1940 Act requires that along with approval of a majority of the holders of common stock, approval of a majority of the holders of any outstanding shares of Cumulative Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Cumulative Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. The Equity Trust's Articles of Incorporation, as amended, authorize the issuance of up to 16,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Equity Trust is required to meet certain asset coverage tests as required by the 1940 Act and by the Shares' Articles Supplementary with respect to the Cumulative Preferred Stock. If the Equity Trust fails to meet these requirements and does not correct such failure, the Equity Trust may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Equity Trust's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Equity Trust's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      Commencing June 9, 2003 and thereafter, the Equity Trust, at its option, may redeem the 7.25% Series A Cumulative Preferred Stock in whole or in part at the redemption price. During the year ended December 31, 2001, the Equity Trust repurchased 1,000 shares of 7.25% Series A Cumulative Preferred Stock at a cost of $24,870 and at an average price of $24.87 per share. During the year ended December 31, 2000, the Equity Trust repurchased 17,500 shares of 7.25% Series A Cumulative Preferred Stock at a cost of $394,388 and at an average price of $22.54 per share. At December 31, 2001, 5,367,900 shares of the 7.25% Series A Cumulative Preferred Stock were outstanding at the fixed dividend rate of 7.25 percent per share and accrued dividends amounted to $162,155.

      On June 20, 2001, the Equity Trust received net proceeds of $159,329,175 (after underwriting discounts of $5,197,500 and estimated offering expenses of $473,325) from the public offering of 6,600,000 shares of 7.20% Series B Cumulative Preferred Stock. Commencing June 20, 2006 and thereafter, the Equity Trust, at its option, may redeem the 7.20% Series B Cumulative Preferred Stock in whole or in part at the redemption price. During the year ended December 31, 2001, the Equity Trust did not repurchase any shares of 7.20% Series B Cumulative Preferred Stock. At December 31, 2001, 6,600,000 shares of the 7.20% Series B Cumulative Preferred Stock were outstanding at the fixed rate of 7.20 percent per share and accrued dividends amounted to $198,000.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED  DATA FOR AN EQUITY  TRUST  COMMON SHARE  OUTSTANDING  THROUGHOUT  EACH
PERIOD:


                                                                                           YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------------------
OPERATING PERFORMANCE:                                                    2001(A)        2000(A)        1999(A)        1998(A)
                                                                        ----------     ----------     ----------     ----------
   Net asset value, beginning of period ............................... $    10.89     $    12.75     $    11.47     $    11.56
                                                                        ----------     ----------     ----------     ----------
   Net investment income ..............................................       0.08           0.05           0.04           0.07

   Net realized and unrealized gain (loss)
     on investments ...................................................      (0.16)         (0.51)          3.25           1.09

                                                                        ----------     ----------     ----------     ----------
   Total from investment operations ...................................      (0.08)         (0.46)          3.29           1.16
                                                                        ----------     ----------     ----------     ----------
CHANGE IN NET ASSET VALUE FROM CAPITAL STOCK TRANSACTIONS
   Increase in net asset value from Trust share transactions ..........       0.03             --             --             --
   Decrease in net asset value from shares issued in rights offering ..      (0.62)            --             --             --
   Offering expenses charged to capital surplus .......................      (0.05)            --             --          (0.04)
                                                                        ----------     ----------     ----------     ----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income ..............................................      (0.06)         (0.04)         (0.03)(b)      (0.06)
   Net realized gain on investments ...................................      (1.02)         (1.27)         (1.21)(b)      (1.10)
   Paid-in capital ....................................................         --             --          (0.68)(b)         --
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income ..............................................      (0.01)         (0.00)(c)      (0.00)(c)      (0.00)(c)
   Net realized gain on investments ...................................      (0.11)         (0.09)         (0.09)         (0.05)
                                                                        ----------     ----------     ----------     ----------
   Total distributions ................................................      (1.20)         (1.40)         (2.01)         (1.21)
                                                                        ----------     ----------     ----------     ----------
   NET ASSET VALUE, END OF PERIOD ..................................... $     8.97     $    10.89     $    12.75     $    11.47
                                                                        ==========     ==========     ==========     ==========
   Net asset value total return+ ......................................      (3.68)%        (4.39)%        29.49%          9.55%
                                                                        ==========     ==========     ==========     ==========
   Market value, end of period ........................................ $    10.79     $    11.44     $    12.56     $    11.56
                                                                        ==========     ==========     ==========     ==========
   Total investment return++ ..........................................      10.32%          1.91%         26.57%          9.23%
                                                                        ==========     ==========     ==========     ==========
RATIOS TO  AVERAGE  NET  ASSETS  AVAILABLE  TO  COMMON
   STOCK  SHAREHOLDERS  AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ............................... $1,465,369     $1,318,263     $1,503,641     $1,352,190
   Net assets attributable to common shares,
     end of period (in 000's) ......................................... $1,166,171     $1,184,041     $1,368,981     $1,217,190
   Ratio of net investment income to average
     net assets attributable to common stock ..........................       0.81%          0.42%          0.34%          0.60%
   Ratio of operating expenses to average
     net assets attributable to common stock (f) ......................       1.12%          1.14%          1.27%          1.15%
   Ratio of operating expenses to average
     total net assets (e) (f) .........................................       0.95%          1.03%          1.15%          1.09%
   Portfolio turnover rate ............................................       23.9%          32.1%          38.0%          39.8%

7.25% CUMULATIVE PREFERRED STOCK:
   Liquidation value, end of period (in 000's) ........................ $  134,198     $  134,223     $  134,660     $  135,000
   Total shares outstanding (in 000's) ................................      5,368          5,369          5,386          5,400
   Asset coverage (g) .................................................        490%           982%         1,117%         1,001%
   Asset coverage per share (g) ....................................... $   122.44     $   245.54     $   279.16     $   250.41
   Liquidation preference per share ................................... $    25.00     $    25.00     $    25.00     $    25.00
   Average market value (d) ........................................... $    25.39     $    22.62     $    24.43     $    25.63

7.20% CUMULATIVE PREFERRED STOCK:
   Liquidation value, end of period (in 000's) ........................ $  165,000             --             --             --
   Total shares outstanding (in 000's) ................................      6,600             --             --             --
   Asset coverage (g) .................................................        490%            --             --             --
   Asset coverage per share (g) ....................................... $   122.44             --             --             --
   Liquidation preference per share ................................... $    25.00             --             --             --
   Average market value (d) ........................................... $    25.60             --             --             --



                                                                       YEAR ENDED DECEMBER 31,
                                                                           -----------
OPERATING PERFORMANCE:                                                        1997(A)
                                                                            ----------
   Net asset value, beginning of period ..............................      $     9.77
                                                                            ----------
   Net investment income .............................................            0.08

   Net realized and unrealized gain (loss)
     on investments ..................................................            2.75

                                                                            ----------
   Total from investment operations ..................................            2.83
                                                                            ----------
CHANGE IN NET ASSET VALUE FROM CAPITAL STOCK TRANSACTIONS
   Increase in net asset value from Trust share transactions .........              --
   Decrease in net asset value from shares issued in rights offering .              --
   Offering expenses charged to capital surplus ......................              --
                                                                            ----------
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
   Net investment income .............................................           (0.08)
   Net realized gain on investments ..................................           (0.93)
   Paid-in capital ...................................................           (0.03)
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
   Net investment income .............................................              --
   Net realized gain on investments ..................................              --
                                                                            ----------
   Total distributions ...............................................           (1.04)
                                                                            ----------
   NET ASSET VALUE, END OF PERIOD ....................................      $    11.56
                                                                            ==========
   Net asset value total return+ .....................................           30.46%
                                                                            ==========
   Market value, end of period .......................................      $    11.69
                                                                            ==========
   Total investment return++ .........................................           37.46%
                                                                            ==========
RATIOS TO  AVERAGE  NET  ASSETS  AVAILABLE  TO  COMMON
   STOCK  SHAREHOLDERS  AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..............................      $1,210,570
   Net assets attributable to common shares,
     end of period (in 000's) ........................................      $1,210,570
   Ratio of net investment income to average
     net assets attributable to common stock .........................            0.76%
   Ratio of operating expenses to average
     net assets attributable to common stock (f) .....................            1.14%
   Ratio of operating expenses to average
     total net assets (e) (f) ........................................            1.14%
   Portfolio turnover rate ...........................................            39.2%

7.25% CUMULATIVE PREFERRED STOCK:
   Liquidation value, end of period (in 000's) .......................              --
   Total shares outstanding (in 000's) ...............................              --
   Asset coverage (g) ................................................              --
   Asset coverage per share (g) ......................................              --
   Liquidation preference per share ..................................              --
   Average market value (d) ..........................................              --

7.20% CUMULATIVE PREFERRED STOCK:
   Liquidation value, end of period (in 000's) .......................              --
   Total shares outstanding (in 000's) ...............................              --
   Asset coverage (g) ................................................              --
   Asset coverage per share (g) ......................................              --
   Liquidation preference per share ..................................              --
   Average market value (d) ..........................................              --


 --------------------------

+ Based on net asset value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholders.
++ Based on market value per share, adjusted for reinvestment of distributions, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholders.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) A distribution equivalent to $0.75 per share for the Gabelli Utility Trust spin-off from net investment income, realized short-term gains, realized long-term gains, and paid-in-capital were $0.01029, $0.07453, $0.34218 and $0.32300, respectively.
(c)  Amount represents less than $0.005 per share.
(d)  Based on weekly prices.
(e) Amounts are attributable to both common and preferred stock assets. Prior to 1998, there was no preferred stock outstanding.
(f) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the years ended December 31, 2001 and 2000, the expense ratios of operating expenses to average net assets attributable to common stock would be 1.11% and 1.14%, respectively and ratios of operating expenses to average total net assets would be 0.94% and 1.03%, respectively.
(g)  Asset coverage is calculated by combining all series of preferred stock.
                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (the "Trust") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/  PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York,  NY 10036
February 15, 2002

                          THE GABELLI EQUITY TRUST INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Trust are managed under the direction of the Trust's Board of Directors. Information pertaining to the Directors and officers of the Trust is set forth below. The Trust's Statement of Additional Information includes additional information about The Gabelli Equity Trust Inc. Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580.


                              TERM OF      NUMBER OF
                            OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)            LENGTH OF      COMPLEX
    ADDRESS1                   TIME       OVERSEEN BY    PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
    AND AGE                   SERVED2      DIRECTOR      DURING PAST FIVE YEARS                      HELD BY DIRECTOR
-----------------            --------     -----------    -----------------------                   --------------------
INTERESTED DIRECTORS3:

MARIO J. GABELLI           Since 1986***      21    Chairman of the Board and Chief Executive     Director of  Morgan Group
Director, President and                             Officer of Gabelli Asset Management Inc. and  Holdings, Inc. (transportation
Chief Investment Officer                            Chief Investment Officer of Gabelli Funds,    services); Vice Chairman
Age: 59                                             LLC and GAMCO Investors, Inc.;                of Lynch Corporation
                                                    Chairman and Chief Executive Officer of       (diversified manufacturing)
                                                    Lynch Interactive Corporation (multimedia
                                                    and services)




KARL OTTO POHL             Since 1992**       30    Member of the Shareholder Committee of Sal    Director of Gabelli Asset
Director                                            Oppenheim Jr. & Cie (private investment       Management Inc. (investment
                                                    bank); Former President of the                management); Chairman, Incentive
                                                    Deutsche Bundesbank and Chairman of its       Capital and Incentive Asset
                                                    Central Bank Council (1980-1991)              Management (Zurich); Director at
                                                                                                  Sal Oppenheim Jr. & Cie, Zurich

NON-INTERESTED DIRECTORS:

THOMAS E. BRATTER          Since 1986***       3    Director, President and Founder, The John                      --
Director                                            Dewey Academy (residential college
Age: 62                                             preparatory therapeutic high school)

ANTHONY J. COLAVITA4       Since 1999*        32    President and Attorney at Law in the law firm
Director                                            of Anthony J. Colavita, P.C.
Age: 66

JAMES P. CONN4             Since 1989**       11    Former Managing Director and Chief            Director of LaQuinta Corp.(hotels)
Director                                            Investment Officer of Financial Security      and First Republic Bank
Age: 64                                             Assurance Holdings Ltd. (1992-1998)

FRANK J. FAHRENKOPF JR.    Since 1998*         3    President and Chief Executive Officer of the                    --
Director                                            American Gaming Association since June
Age: 62                                             1995; Partner of Hogan & Hartson (law
                                                    firm); Chairman of International Trade
                                                    Practice Group; Co-Chairman of the
                                                    Commission on Presidential Debates;
                                                    Former Chairman of the Republican
                                                    National Committee

ARTHUR V. FERRARA          Since 2001*         9    Formerly, Chairman of the Board and Chief     Director of The Guardian Life
Director                                            Executive Officer of The Guardian Life        Insurance Company of America;
Age: 71                                             Insurance Company of America from January     Director of The Guardian Insurance
                                                    1993 to December 1995; President, Chief       & Annuity Company, Inc.,
                                                    Executive Officer and a Director prior        Guardian Investor Services
                                                    thereto                                       Corporation, and 5 mutual funds
                                                                                                  within the Guardian Fund Complex

ANTHONY R. PUSTORINO       Since 1986**       16    Certified Public Accountant; Professor                          --
Director                                            Emeritus, Pace University
Age: 76

SALVATORE J. ZIZZA         Since 1986*         8    Chairman, Hallmark Electrical Supplies Corp.; Board Member of Hollis Eden
Age: 56                                             Former Executive Vice President of FMG        Pharmaceuticals,
                                                    Group (OTC), a healthcare provider; Former    Bion Environmental
                                                    President and Chief Executive Officer of the  Technologies Inc.
                                                    Lehigh Group Inc., (electrical supply         and The Credit Store Inc.
                                                    wholesaler); an interior construction company,
                                                    through 1997

                          THE GABELLI EQUITY TRUST INC.
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                           TERM OF      NUMBER OF
                         OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)         LENGTH OF      COMPLEX
    ADDRESS1                TIME       OVERSEEN BY    PRINCIPAL OCCUPATION(S)
    AND AGE                SERVED2      DIRECTOR      DURING PAST FIVE YEARS
-----------------         --------     -----------    -----------------------
OFFICERS:

BRUCE N. ALPERT          Since 1998       --        Executive Vice President and Chief Operating
Vice President and                                  Officer of Gabelli Funds, LLC since 1988 and
Treasurer                                           an officer of all mutual funds advised by
Age: 50                                             Gabelli Funds, LLC and its affiliates.
                                                    Director and President of the Gabelli Advisors,
                                                    Inc.

CARTER W. AUSTIN         Since 2000       --        Vice President at the Trust since 2000.
Vice President                                      Vice President of Gabelli Funds, LLC
Age: 34                                             since 1996.

JAMES E. MCKEE           Since 1995       --        Vice President, General Counsel and Secretary
Secretary                                           of Gabelli Asset Management Inc. since 1999
Age: 38                                             and GAMCO Investors, Inc. since 1993; Secretary
                                                    of all mutual funds advised by Gabelli Advisers,
                                                    Inc. and Gabelli Funds, LLC

--------------------------------------------------------------------------------

1    Address:One Corporate Center, Rye, NY 10580, unless otherwise noted.
2 The Trust's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
* - Term expires at the Trust's 2002 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
**   - Term expires at the Trust's 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
***  - Term expires at the Trust's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
3 "Interested person" of the Trust as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Trust's investment adviser.
4    Represents  holders of the  Trust's  7.20% and 7.25%  Cumulative  Preferred
     Stock.

--------------------------------------------------------------------------------
                          THE GABELLI EQUITY TRUST INC.
                            AND YOUR PERSONAL PRIVACY

     WHO ARE WE?

     The Gabelli Equity Trust (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order,
     for  example,   to  participate  in  our  dividend   reinvestment  plan.

     o Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------
                                       37

                          THE GABELLI EQUITY TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2001

CASH DIVIDENDS AND DISTRIBUTIONS


                                            TOTAL AMOUNT        ORDINARY        LONG-TERM        DIVIDEND
          PAYABLE          RECORD               PAID           INVESTMENT        CAPITAL       REINVESTMENT
           DATE             DATE            PER SHARE (A)        INCOME         GAINS (A)          PRICE
         ----------      ----------        --------------     ------------     -----------    --------------
COMMON SHARES
           03/26/01        03/16/01           $0.2700            $0.0320         $0.2380         $10.5100
           06/25/01        06/15/01            0.2700             0.0330          0.2370          10.9500
           09/24/01        09/14/01            0.2700             0.0330          0.2370           9.4525
           12/24/01        12/14/01            0.2700             0.0330          0.2370          10.3455
                                              -------            -------         -------
                                              $1.0800            $0.1310         $0.9490
7.25% PREFERRED SHARES
              03/26/01     03/19/01           $0.4531            $0.0551         $0.3980
              06/25/01     06/18/01            0.4531             0.0551          0.3980
              09/26/01     09/19/01            0.4531             0.0551          0.3980
              12/26/01     12/18/01            0.4532             0.0552          0.3980
                                              -------            -------         -------
                                              $1.8125            $0.2205         $1.5920
7.20% PREFERRED SHARES

              09/26/01     09/19/01           $0.4800            $0.0584         $0.4216
              12/26/01     12/18/01            0.4500             0.0547          0.3953
                                              -------            -------         -------
                                              $0.9300            $0.1131         $0.8169

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2001 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. 100% of the long-term capital gains paid by the Equity Trust in 2001 was classified as "20% Rate Gains" subject to a maximum tax rate of 20% (or 10% depending on an individual's tax bracket). Capital gain distributions are reported in box 2a of Form 1099-DIV.

NON-TAXABLE RETURN OF CAPITAL

    The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There is no return of capital in 2001.

CORPORATE DIVIDENDS RECEIVED DEDUCTION AND U.S. GOVERNMENT SECURITIES INCOME

    The Equity Trust paid to common  shareholders  an ordinary  income  dividend totalling $0.1310 per share in 2001. The Equity Trust paid to 7.25% Series A preferred shareholders and 7.20% Series B preferred shareholders an ordinary income dividend totalling $0.22046 per share and $0.1131 per share, respectively, in 2001. The percentage of such dividends that qualifies for the dividends received deduction available to corporations is 68.37% for all such dividends paid in 2001. The percentage of the ordinary income dividends paid by the Equity Trust during 2001 derived from U.S. Government Securities was 11.64%. However, it should be noted that the Equity Trust did not hold more than 50% of its assets in U.S. Government Securities at the end of each calendar quarter during 2001.

                 HISTORICAL DISTRIBUTION SUMMARY - COMMON STOCK

                               SHORT-         LONG-                  UNDISTRIBUTED TAXES PAID ON
                                TERM          TERM      NON-TAXABLE    LONG-TERM   UNDISTRIBUTED                 ADJUSTMENT
                INVESTMENT     CAPITAL       CAPITAL     RETURN OF      CAPITAL       CAPITAL         TOTAL          TO
                  INCOME      GAINS (B)       GAINS       CAPITAL        GAINS       GAINS (C)    DISTRIBUTIONS  COST BASIS
                ----------    ---------    ----------   ------------  -----------  -------------- -------------  -----------
2001 (d) ......   $0.06700     $0.06400     $0.94900        --            --            --          $1.08000        --
2000 ..........    0.04070      0.15500      1.11430        --            --            --           1.31000        --
1999 (e) ......    0.03010      0.21378      0.99561     $0.91176         --            --           2.15125     $0.91176 -
1998 ..........    0.06420        --         1.10080        --            --            --           1.16500        --
1997 ..........    0.07610      0.00210      0.93670      0.02510         --            --           1.04000      0.02500 -
1996 ..........    0.10480        --         0.78120      0.11400         --            --           1.00000      0.11400 -
1995 (f) ......    0.12890        --         0.49310      0.37800         --            --           1.00000      0.37800 -
1994 (g) ......    0.13536      0.06527      0.30300      1.38262         --            --           1.88625      1.38262 -
1993 (h) ......    0.13050      0.02030      0.72930      0.22990         --            --           1.11000      0.22990 -
1992 (i) ......    0.20530      0.04050      0.29660      0.51760         --            --           1.06000      0.51760 -
1991 (j) ......    0.22590      0.03990      0.14420      0.68000         --            --           1.09000      0.68000 -
1990 ..........    0.50470        --         0.22950      0.44580         --            --           1.18000      0.44580 -
1989 ..........    0.29100      0.35650      0.66250        --          $0.6288        $0.2138       1.31000      0.41500 +
1988 ..........    0.14500      0.20900      0.19600        --           0.2513         0.0854       0.55000      0.16590 +
1987 ..........    0.25600      0.49100      0.33500        --            --            --           1.08200        --

             HISTORICAL DISTRIBUTION SUMMARY - 7.25% PREFERRED STOCK
2001 ..........   $0.11440     $0.10610     $1.59200        --            --            --          $1.81250        --
2000 ..........    0.05670      0.21430      1.54150        --            --            --           1.81250        --
1999 ..........    0.04370      0.31640      1.45240        --            --            --           1.81250        --
1998 ..........    0.05600        --         0.96100        --            --            --           1.01700        --

             HISTORICAL DISTRIBUTION SUMMARY - 7.20% PREFERRED STOCK
2001 ..........   $0.05870     $0.05440     $0.81690        --            --            --          $0.93000        --


--------------------------
(a)  Total amounts differ due to rounding.
(b)  Taxable as ordinary income.
(c) Net Asset Value is reduced by this amount on the last business day of the year.
(d) On January 10, 2001, the Company distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.
(e) On July 9, 1999, the Company distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.
(f) On October 19, 1995, the Company distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(g) On November 15, 1994, the Company distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.
(h) On July 14, 1993, the Company distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(i) On September 28, 1992, the Company distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(j) On October 21, 1991, the Company distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.

  -  Decrease in cost basis.
  +  Increase in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

   It is the policy of The Gabelli Equity Trust Inc. ("Equity Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Equity Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Equity Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Equity Trust. Plan participants may send their stock certificates to EquiServe Trust Company ("EquiServe") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                          The Gabelli Equity Trust Inc.
                                  c/o EquiServe
                                 P.O. Box 43011
                            Providence, RI 02940-3011

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact EquiServe at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at EquiServe must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Equity Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Equity Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Equity Trust valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Equity Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Equity Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days' written notice to participants in the Plan.

                         AUTOMATIC DIVIDEND REINVESTMENT
                  AND VOLUNTARY CASH PURCHASE PLAN (CONTINUED)

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Equity Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to EquiServe for investments in the Equity Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. EquiServe will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to EquiServe, P.O. Box 43011, Providence, RI 02940-3011 such that EquiServe receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by EquiServe at least 48 hours before such payment is to be invested.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Equity Trust.

--------------------------------------------------------------------------------
     The Annual Meeting of the Equity Trust's stockholders will be held at 9:00 A.M. on Monday, May 20, 2002, at The Bruce Museum, One Museum Drive in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN & CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Arthur V. Ferrara
  FORMER CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT
  PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

Carter W. Austin
  VICE PRESIDENT

James E. McKee
  SECRETARY

INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN

Boston Safe Deposit and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

EquiServe Trust Company

STOCK EXCHANGE LISTING

                      Common    7.25% Preferred 7.20% Preferred
                      ------    --------------- ---------------
NYSE-Symbol:            GAB         GAB Pr        GAB PrB
Shares Outstanding: 130,067,799    5,367,900     6,600,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "General Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "General Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us at
914-921-5118, visit Gabelli Funds' Internet
homepage at: HTTP://WWW.GABELLI.COM
or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Equity Trust may, from time to time, purchase shares of its common stock in the open market when the Equity Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Equity Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                      PHONE: 1-800-GABELLI (1-800-422-3554)
                  FAX: 1-914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                  GBFCM-AR-12/01